Exhibit 1

FIRST HALF 2014 FINANCIAL RESULT

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Index 2 Presentation of First Half 2014 Result CEO summary CFO details 3 4 14 Investor Discussion Pack of First Half 2014 Result 29 Overview 30 Features Net interest income Non-interest income Markets and Treasury income Expenses, investment and productivity Impairment charges 45 46 50 51 52 55 Capital, Funding and Liquidity 56 Asset Quality 65 Business Unit Performance Australian Financial Services Westpac RBB St.George BT Financial Group Westpac Institutional Bank Westpac New Zealand Westpac Pacific 79 80 90 93 96 100 105 111 Technology 112 Economics 117 Appendix and Disclaimer Appendix 1: Cash Earnings adjustments Appendix 2: Definitions Investor Relations Team Disclaimer 132 133 135 136 137

FIRST HALF 2014 FINANCIAL RESULT GAIL KELLY CHIEF EXECUTIVE OFFICER

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 A high quality, consistent performance 1H14 Change 1H13-1H14 Change 2H13-1H14 Cash EPS1 121.3c 7% 6% Cash Earnings $3,772m 8% 6% Core earnings2,3 $5,794m 5% 5% Reported net profit $3,622m 10% 5% Return on equity2 16.5% 43bps 68bps Impairment charges to average loans 12bps (5bps) (3bps) Expense to income ratio2 41.2% 35bps (29bps) Common equity tier 1 capital ratio 8.82% 8bps (28bps) Fully franked dividend 90c 5% 2% 4 1 EPS is earnings per share. 2 Cash Earnings basis. 3 Core earnings is operating profit before income tax and impairment charges.

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 368 363 410 438 2H12 1H13 2H13 1H14 1,127 1,142 1,213 1,251 2H12 1H13 2H13 1H14 Divisional contributions (Cash Earnings $m) 5 Westpac RBB BT Financial Group 635 691 701 772 2H12 1H13 2H13 1H14 St.George 1 Infrequent/volatile items includes the CVA and revenues associated with the Hastings exit of its listed infrastructure business. 2 Cash Earnings in A$. In NZ$ 1H14 $432m (up $32m or 8% on 2H13). 282 296 336 393 2H12 1H13 2H13 1H14 Westpac New Zealand2 Westpac Institutional Bank Australian Financial Services 653 728 705 753 68 57 85 721 785 790 752 2H12 1H13 2H13 1H14 Infrequent/volatile items 1 2,130 2,196 2,324 2,461 2H12 1H13 2H13 1H14 1

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Executing on strategic priorities and tilting to growth 6 Strength A strong company Growth Investment driven Productivity Sector leading Return Maintain discipline Remain strong Targeted growth Customer relationships Materially simplify One team

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Achieving strength, return, productivity 7 1 Sep12 is a Basel III pro forma estimate. Common equity tier 1 ratio based on APRA definition. 2 Common equity tier 1 capital ratio on a fully harmonised Basel III basis. 3 TCE is Total Committed Exposures. 4 Return on equity is Cash Earnings divided by average ordinary equity. 5 Peer avg is average of Australian major bank peers, with Peer 1 and Peer 2 at 1H14 , and Peer 3 at 2H13. 2.2 1.9 1.6 1.4 Sep-12 Mar-13 Sep-13 Mar-14 8.16 8.74 9.10 8.82 11.26 Sep-12 Mar-13 Sep-13 Mar-14 Mar-14 Full BIII 2 15.9 16.1 15.8 16.5 2H12 1H13 2H13 1H14 2.18 2.19 2.12 2.11 2H12 1H13 2H13 1H14 255 260 265 274 2H12 1H13 2H13 1H14 41.5 41.2 44.1 2H13 1H14 Peer avg. Productivity Strength Return Revenue per FTE ($’000) Expense to income5 (%) Stressed assets to TCE3 (%) Common equity tier 1 capital ratio1 (%) Return on equity4 (%) Net interest margin (%)

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Tilt to growth delivering improved momentum 8 Sustainably improved Australian housing momentum 1 RBA Financial Aggregates, March 2014. 2 APRA monthly banking statistics, March 2014. 3 RFi data, March 2014. Does not include Lloyds. 4 Loans net of provisions. 0.7 0.8 0.9 4Q13 1Q14 2Q14 Growth returning to Australian personal lending Australian business lending4 supported by Lloyds and trade 75.7 76.7 80.2 49.5 48.2 51.7 125.2 124.9 131.9 1H13 2H13 1H14 WIB lending ($bn) AFS business lending ($bn) Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 AFS market share in credit cards2 (%) Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 AFS market share in personal loans3 (%) 22.5 27.3 22.0 26.6 22.3 Housing growth versus system1 (times)

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 89 97 104 108 68 76 86 93 2H12 1H13 2H13 1H14 FUA FUM 348 360 383 389 2H12 1H13 2H13 1H14 Growth continues in targeted areas 9 1 Bank of Melbourne market share of Victorian market, by household footings (calculated as household deposits plus housing loans). Sources RBA, APRA, ABS and internal analysis. 2 Funds under administration. 3 Funds under management. 4 General insurance gross written premiums. 5 Life insurance in-force premiums. 6 Rebased 2013 WRBB customer data. Customer deposits ($bn) FUA2 and FUM3 ($bn) 186 198 218 227 601 635 685 734 2H12 1H13 2H13 1H14 General GWP Life IFP 4 5 Insurance premiums ($m) 3.3 3.9 5.5 7.1 2H12 1H13 2H13 1H14 Asia Australia WIB trade volumes ($bn) 3.8 4.1 4.3 4.5 2H12 1H13 2H13 1H14 Bank of Melbourne share1 (%) 6.07 6.11 6.20 3.22 3.26 3.55 1H13 2H13 1H14 WRBB SGB Customer numbers6 (#m)

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Deepening customer relationships 10 1 Refer slide 134 for wealth penetration metrics. 2 MyBank customer defined on slide 135. 3 Customer return is core earnings, less Treasury and Markets non-customer income,(annualised) divided by average credit RWA. 21.9 16.1 14.1 19.5 14.3 WRBB SGB Peers MyBank2 customers (#m) 1.21 1.23 1.25 0.49 0.51 0.52 1H13 2H13 1H14 WRBB SGB 3.96 4.00 4.03 1H13 2H13 1H14 Customer return3 (%) Wealth penetration1 (%)

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Capital strong, consistent dividend path 11 Dividends (cents per share) • Common equity tier 1 capital ratio 8.82%, well above regulatory requirements • 1H14 dividend of 90 cents per share maintains consistent dividend path • Neutralising DRP1 for interim dividend • Franking surplus $315m after dividend 1 DRP is dividend reinvestment plan. 2 Data using past full year dividends for major Australian bank peers (excluding Westpac) up to FY13 results and includes special dividends. 74 76 80 82 84 86 88 90 10 10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Special dividend 9.5 6.4 11.5 5.3 3.3 6.7 10 year 5 year 2 year Westpac Peer average Dividend CAGR to FY132 (%)

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 12 1 Refer to slide 104 for details. Transform online/mobile Contactless payments Improving customer experience Branch reconfiguration New wealth platform Enhanced Private wealth offer Business Connect & Connect Now Targeted service messages to customers WIB/AFS partnership A service revolution for customers is underway Leadership1 New trade finance platform supporting customers Smart ATMs Global ATM alliance 50,000 ATMs Global Transactional Services New merchant fleet Helping customers in NZ

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Summary • A high quality and consistent performance • Best in class balance sheet • Improving growth in targeted areas • Good operating momentum across all divisions • Delivering value for customers and shareholders 13 Strength A strong company Growth Investment driven Productivity Sector leading Remain strong Targeted growth Customer relationships Materially simplify One team Return Maintain discipline

FIRST HALF 2014 FINANCIAL RESULT PETER KING CHIEF FINANCIAL OFFICER COMPARISON OF 1H14 VERSUS 2H13 CASH EARNINGS BASIS (UNLESS OTHERWISE STATED)

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 15 A consistent, high quality performance 5,207 5,442 5,531 5,543 5,794 3,178 3,386 3,508 3,555 3,772 1H12 2H12 1H13 2H13 1H14 Core earnings Cash Earnings • Consistent growth in core and Cash Earnings • Quality reflecting – Divisional contributions – Tilting to growth now evident – Risk disciplines a highlight • Lloyds a good acquisition – $20m to Cash Earnings in first 3 months • Continued leadership on balance sheet strength Earnings ($m)

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Actively managing returns 16 1 Return on average interest-earning assets. 2 Average ordinary equity. Return on average interest-earning assets (AIEA) (%) 1H13 2H13 1H14 Net interest income (margin) 2.19 2.12 2.11 Non-interest income 0.98 0.99 1.00 Operating income 3.17 3.11 3.11 Operating expenses (1.30) (1.29) (1.28) Core earnings 1.87 1.82 1.83 Impairment charges (0.15) (0.13) (0.11) Tax & non-controlling interests (0.53) (0.52) (0.53) Cash Earnings (ROA1) 1.19 1.17 1.19 Leverage (AIEA/AOE2) 13.50x 13.55x 13.85x Return on average ordinary equity (ROE) 16.1 15.9 16.5

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Areas of interest within result 17 FX and infrequent/ volatile items had little impact Funding focused on LCR environment Margins well managed Markets and Treasury income improved Productivity creating room for investment Sector leading capital and asset quality

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Relationship approach seeing consistent growth in customer related markets income – AFS/WIB partnership contributing • Treasury income up over 2H13, but lower versus very strong 1H13 – 1H13: all portfolios performing well, particularly the liquid assets portfolio – 2H13: lower returns from liquid assets – 1H14: improved return from balance sheet management, liquid assets portfolio and basis risks • Markets risk income higher from FX & CCE1 and Debt markets Improved Markets and Treasury performance 18 67 110 84 140 376 201 303 506 352 442 1H13 2H13 1H14 Markets CVA Market risk income Treasury Market risk related income ($m) 1 Foreign Exchange and Commodities, Carbon and Energy. 2 Most foreign exchange income in AFS and WIB. 3 Income from interest rates and equities in AFS and WIB. 226 266 271 134 114 118 360 380 389 1H13 2H13 1H14 Foreign exchange Interest rates and other CVA (1) 3 20 2 Customer related markets income ($m)

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Infrequent items had little impact on earnings 19 Foreign exchange movements not a major contributor to earnings in 1H14 Infrequent and volatile items did not lift growth in 1H14 • $15m net impact on Cash Earnings – Higher offshore earnings from movement in exchange rates (mostly AUD/NZD) – Largely offset by hedging impact • Individual line items more impacted • Infrequent/volatile items lower than the prior 2 halves – Down $50m from 2H13 – Have been positive for last 3 halves • Impact is more pronounced across divisions FX Impact on Cash Earnings 2H13 – 1H14 % growth as reported % growth excl. FX Operating income 4.0 3.5 Operating expenses 3.3 2.5 Core earnings 4.5 4.1 Cash Earnings 6.1 5.7 Cash Earnings impact ($m) 1H13 2H13 1H14 Asset sales 25 21 30 Performance fees 27 43 29 Group CVA 15 47 2 Total impact 67 111 61

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 20 Funding – actively working towards the LCR1 • Continued to fund loan growth with stable funding sources • Funded Lloyds acquisition ($8bn), growth in trade ($3bn) and other lending ($17bn) • Having strengthened funding, now focused on optimising the mix and meeting LCR requirements – Preference for deposits with higher LCR value (household deposits growing at system2) 1 LCR is Liquidity Coverage Ratio. 2 APRA Banking Statics, March 2014. 3 2008 does not include St.George. 44 59.0 60.6 59.6 15 16.7 15.9 16.6 5 7.5 7.4 7.2 64 83.2 83.9 83.4 FY08 1H13 2H13 1H14 Equity Long term wholesale Customer deposits 3 Stable funding ratio (%) Household deposits annual growth2 (%) 0 5 10 15 Westpac Total banking system

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Margins down 1bp 21 2.17 2.21 2.23 2.17 2.18 2.19 2.12 2.11 2.03 2.08 2.12 2.07 2.03 2.06 2.06 2.01 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 NIM NIM excl. Treasury and Markets NIM (%) 2.06 2.06 2.01 0.13 0.06 (7bps) 4bps 1bp (1bp) (2bps) 4bps 0.10 2.19 2.12 2.11 1H13 2H13 Assets Customer deposits Term wholesale funding Liquid assets Capital & Other Treasury & Markets 1H14 NIM excl. Treasury & Markets Treasury & Markets impact on NIM NIM excl. Treasury & Markets down 5bps NIM down 1bp Net interest margin (NIM) movement (%) 2.30 2.29 2.34 2.33 2.21 2.32 2.35 2.04 2.28 AFS WIB NZ 1H13 2H13 1H14 NIM by division (%)

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Expense growth from investment and FX translation 22 1 FX impacts are for both WIB and New Zealand. 3,824 3,998 13 2 3,935 110 3,943 40 35 32 4,065 (102) 1H13 2H13 Operating expenses Productivity benefits 1H14 pre-investment Growth & productivity Regulatory change Other technology 1H14 pre FX and Lloyds Lloyds FX translation impact 1H14 Up 0.2% Up 1.7% Up 1.4% 1 Components of expense movements ($m) 47 29 24 Growth & productivity Regulatory change Other technology BAU expenses Investment Lloyds & FX 1 1H14 investment spend (%)

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Productivity remains a priority 23 102 1,209 143 212 289 238 225 FY09 FY10 FY11 FY12 FY13 1H14 $1.2bn saved from efficiency programs ($m) Productivity savings in 1H14 $m Operating model changes 32 Continuous improvement 22 Supplier changes 19 NZ simplification for growth 11 Other 18 Total 102 Key efficiency programs Simplification Over 100 people working on 50 projects focused on improving customer service and simplifying the business Lloyds Ongoing efficiency benefits of $70m per annum. WIB integration completed. Focus in 2H14 on operating model and systems integration NZ Rapid uptake of digital channels is helping to improve efficiency across the network Branch redesign Continued roll-out of new branch layouts, utilising new digital technologies, video conferencing and smart ATMs Cumulative total

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 0.88 1.30 3.09 3.20 2.48 2.17 1.94 1.60 1.37 2007 2008 2009 2010 2011 2012 1H13 2H13 1H14 Watchlist & substandard 90 days past due well secured Impaired Asset quality a highlight 24 1 TCE is Total Committed Exposures. 2,149 1,218 1,748 1,519 1,343 1,060 1,194 997 958 708 2H09 1H10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Stressed exposures as a % of TCE1 New and increased gross impaired assets ($m)

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Lower impairments, strong provisioning cover 25 1 Impact of Lloyds on impaired asset provisions to impaired assets is 1 percentage point and 3bps on collectively assessed provisions to credit RWA. 2 RWA is risk weighted assets. Provisioning cover Mar-13 Sep-13 Mar-14 Impaired asset provisions to impaired assets1 (%) 40 43 46 Collectively assessed provisions to credit RWA1,2 (bps) 106 99 97 Economic overlay ($m) 391 389 398 557 555 349 (266) (289) (292) 326 382 331 (179) (239) (47) 438 409 341 1H13 2H13 1H14 1H13 2H13 1H14 1H13 2H13 1H14 1H13 2H13 1H14 1H13 2H13 1H14 New IAPs Write-backs & recoveries Write-offs direct Other movements in collective provisions Total Impairment charge movements ($m) Impairment charges to average loans (%) Mar-13 Sep-13 Mar-14 Reported 17 15 12 Including interest carrying adjustment 21 19 16

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Strong capital position 26 8.74 9.10 7 117 8.82 11.26 (37) (10) (85) (18) (2) 31 Mar-13 Basel III 30 Sep-13 Basel III Lloyds St.George tax 2H13 special dividend Cash Earnings 2H13 ordinary dividend RWA movement Other 31 Mar-14 Basel III 31 Mar-14 BCBS Basel III Common equity tier 1 capital ratio (% and bps) 1 BCBS is Basel Committee on Banking Supervision. Organic capital generation 12bps 1

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Considering the impact of D-SIB buffer 27 Previous APRA minimum (from 2016) Revised APRA minimum (from 2016) 2.5% capital conservation buffer 4.5% regulatory minimum APRA CET1 ratio1 minimums, including additional D-SIB buffer 1 CET1 ratio is Common equity tier 1 capital ratio. Westpac CET1 ratio 8.82% at March 2014 2nd Quartile 3rd Quartile 4th Quartile 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile 1st Quartile 3.5% capital conservation buffer including D-SIB 8.0% 7.0%

Westpac Group Half Year 2014 Presentation and Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Expectations for 2H14 • Lending growth to trend higher • Continue to actively manage margins • Productivity benefits to largely offset business as usual expenses, with most expense growth related to investments • Strong returns from supporting customers’ wealth/insurance needs • Strong asset quality picture to remain • All divisions well positioned with good momentum 28

FIRST HALF 2014 INVESTOR DISCUSSION PACK COMPARISON OF 1H14 VERSUS 2H13 CASH EARNINGS BASIS (UNLESS OTHERWISE STATED)

FIRST HALF 2014 OVERVIEW COMPARISON OF 1H14 VERSUS 2H13 CASH EARNINGS BASIS (UNLESS OTHERWISE STATED)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Australia’s first bank and first company, opened in 1817 • Australia’s 2nd largest bank, and 13th largest bank in the world, ranked by market capitalisation1 • Strategy focused on deepening customer relationships. Supporting customers and markets connected to Australia, New Zealand and the near Pacific • Portfolio of brands providing retail, business, institutional banking and wealth management services, with excellent positioning in key markets • Efficiency leader of Australian peers and one of the most efficient banks globally2 • Rated AA- / Aa2 / AA-, with stable outlook3 • Strong capital, funding, liquidity and provisioning • Consistent earnings profile over time • Leader in sustainability, voted world’s most sustainable company4 Westpac Group at a glance 31 1 As at 31 March 2014. Source: IRESS, CapitalIQ and www.xe.com based in US Dollars. 2 Data sourced from Credit Suisse analysis of cost to income ratio of world’s largest banks March 2014. 3 Source: Standard and Poor’s, Moody’s Investors Service, Fitch Ratings. 4 WBC the highest ranked company at the 2014 World Economic Forum, Global 100 most sustainable companies. 5 APRA Banking Statistics, March 2014. 6 RBA Financial Aggregates, March 2014. 7 RBNZ, March 2014. 8 Plan for Life, December 2013, All Master Funds Admin. Westpac Retail & Business Banking St.George Banking Group BT Financial Group Westpac Institutional Bank WIB Westpac New Zealand Westpac NZ Customers 12m Australian household deposit market share5 23% Australian housing market share6 23% Australian business market share6 19% New Zealand household deposit market share7 21% New Zealand consumer lending market share7 20% Australian wealth platforms market share8 20% Reported net profit $3,622m Cash Earnings $3,772m Cash Earnings per share 121.3c Common equity tier 1 capital ratio 8.82% Return on equity (Cash Earnings basis) 16.5% Total assets $729bn Market capitalisation1 $107bn Key statistics for 1H14 Key financial data for 1H14 (31 March 2014) Australian Financial Services (AFS)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 1H14 Change1 1H13 – 1H14 Change1 2H13 – 1H14 Balance sheet Total assets ($bn) 729 7% 4% Common equity tier 1 capital ratio (%) 8.82 8bps (28bps) Risk weighted assets ($bn) 322.5 5% 5% Loans ($bn) 565 8% 5% Customer deposits ($bn) 389 8% 2% NTA6 per share ($) 11.13 40cps 4cps Asset quality Impairment charges to average gross loans (bps) 12 (5bps) (3bps) Impaired assets to gross loans (bps) 51 (31bps) (16bps) Impaired provisions to impaired assets (%) 46 620bps 327bps Collectively assessed provisions to credit RWA (bps) 97 (9bps) (2bps) 1H14 Change1 1H13 – 1H14 Change1 2H13 – 1H14 Earnings2 EPS3 (cents) 121.3 7% 6% Core earnings ($m) 5,794 5% 5% Cash Earnings ($m) 3,772 8% 6% Return on equity (%) 16.48 43bps 68bps Dividends per share (cents) 90 5% 2% Expense to income ratio (%) 41.2 35bps (29bps) Net interest margin (%) 2.11 (8bps) (1bp) Funding and liquidity Customer deposit to loan ratio (%) 68.9 (13bps) (248bps) Stable funding ratio4 (%) 83 24bps (45bps) Short term wholesale funding5 ($bn) 108 5.6bn 6.4bn Total liquid assets ($bn) 126.5 15.4bn 0.9bn 32 1H14 financial snapshot 1 For profitability metrics the change represents results for 1H14 versus 1H13 and 1H14 versus 2H13, the actual results for 1H13 and 2H13 are not represented here. 2 All measures on a Cash Earnings basis. 3 EPS is Cash Earnings Per Share. 4 Stable funding ratio calculated on the basis of customer deposits + wholesale funding with residual maturity greater than 12 months + equity + securitisation, as a proportion of total funding. 5 Includes long term wholesale funding with a residual maturity less than 1 year. 6 NTA is Net Tangible Assets.

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Westpac Group uses a measure of performance referred to as Cash Earnings to assess financial performance • This measure has been used in the Australian banking market for over a decade and management believes it is the most effective way to assess performance for the current period against prior periods and to compare performance across divisions and across peer companies • To calculate Cash Earnings, reported net profit is adjusted for – Material items that key decision makers at the Westpac Group believe do not reflect ongoing operations (both positive and negative) – Items that are not considered when dividends are recommended, such as the amortisation of intangibles, impact of Treasury shares and economic hedging impacts – Accounting reclassifications between individual line items that do not impact reported results Reconciliation between Cash Earnings and reported net profit 33 1 Cash Earnings is not a measure of cash flow or net profit determined on a cash accounting basis, as it includes non-cash items reflected in net profit determined in accordance with A-IFRS. The specific adjustments outlined include both cash and non-cash items. Cash Earnings is reported net profit adjusted for material items to ensure they appropriately reflect profits therefore available to ordinary shareholders. All adjustments shown are after tax. Refer to slide 133 for a summary of the Westpac Group Half Year 2014 Results. 2 2H13 Fair Value for Economic hedges has been restated from $67m to $36m as Westpac Group has early adopted changes to AASB 9: Financial Instruments. 2H13 1H14 Reported net profit 3,464 3,622 TPS revaluations 1 - Treasury shares 13 13 Ineffective hedges 3 17 Fair value gain/(loss) on economic hedges2 (36) 46 Buyback of government guaranteed debt - (30) Amortisation of intangible assets 75 70 Fair value amortisation of financial instruments 35 9 Acquisition transaction and integration expenses - 25 Cash Earnings 3,555 3,772 1H14 ($m) % change 1H13-1H14 % change 2H13-1H14 Cash Earnings 3,772 8 6 Reported net profit 3,622 10 5 • Cash Earnings is used as the primary method of management reporting for the Group and for operating divisions • Cash Earnings adjustments have had little net impact on aggregate earnings over recent years Cash Earnings policy1 Reported net profit and Cash Earnings1 adjustments ($m) Cash Earnings appropriate measure of profit

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Maintaining strong ROE • Maintain dividend path • Maintain expense to income ratio below peers • Higher growth in target segments: wealth; deposits; Asia; SME; trade and natural resources • Maintain strong capital levels • Target stable funding ratio > 75% Managing for a balanced performance 34 Managing the business in a balanced way across the dimensions of growth, return, productivity and strength 1 Plan for Life, QDS (December 2013). 2 APRA Banking Statistics, March 2014. 3 RBA Financial Statistics, March 2014. 4 Market share defined as footings (calculated as household deposits + housing loan balances). 5 Customer Return to Credit RWA calculated as operating income, less Treasury and Markets (non-customer) income less operating expenses, divided by average credit risk weighted assets. 6 Refer to slide134 for wealth penetration metrics provider details. 7 Refer slide 135 for MyBank customer definition. 8 Towers Watson’s global high performing norm 85% at September 2013. Remain strong Targeted growth Customer relationships Materially simplify One team approach 1H14 outcomes Remain strong • Common equity tier 1 capital ratio at 8.82%, well placed for D-SIB • Stable funding ratio at 83%, down 45bps • Stressed assets to TCE down 23bps, to 1.37% • Ranked most sustainable company in world by Corporate Knights 2014 Global 100 Most Sustainable Corporations Targeted growth • BT total retail FUA growth 1.1x system1 • Growing at system in household deposits2 • Improved mortgage system growth from 0.7x to 0.9x system3 • BoM added 7 more branches, customers up 8%, market share up 20bps to 4.5%4, household deposits up 11%, mortgages up 8% • BT Super for Life retail customers up 9% and FUM up 16% • General insurance gross written premiums and Life Insurance inforce premiums up 4% and 7% respectively • Trade finance volumes up 28%, strengthened capabilities • Asian revenue up 40% (USD), expanded capabilities • Lloyds acquisition boosting business lending and personal finance Customer relationships • Customer numbers up 1% • Customer return on credit risk weighted assets5 up 3bps to 4.03 • Highest wealth penetration6, up 97bps to 19.7% • Increased MyBank7 customers across all brands Materially simplify • Expense to income ratio down 29bps, to 41.2%, more than 280bps below average of major bank peers • $102m in productivity savings • Revenue per FTE up 3% • Rolling out of new online/mobile platform • 95 Bank Now/FreshStart branches, up 71 • AFS complaints reduced 20% One team • AFS/WIB partnership generated $292m revenue • 1,028 accredited ‘Best Bankers’ • Women in leadership roles increased to 43% from 42% • Employee engagement at 87%, above global high performing norm8 STRENGTH Strong company GROWTH Investment driven PRODUCTIVITY Sector leading RETURN Maintain discipline Strategic priorities

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 44.3 42.9 45.0 41.2 Peer 1 Peer 2 Peer 3 WBC Delivering against key strategic priorities 35 2.26 2.17 1.94 1.60 1.37 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 79 83 83 84 83 1H12 2H12 1H13 2H13 1H14 1 Numbers prior to March 2013 are on a pro-forma Basel III basis. 2 Expense to income on a Cash Earnings basis with Peer 1 for 6 months to 31 March 2014; Peer 2 for 6 months to 31 December 2013; and Peer 3 for 6 months to 30 September 2013. 3 RBA Financial Aggregates, March 2014. 4 Tower Watson’s global high performing norm, September 2011 to 2013. 7.7 8.2 8.7 9.1 8.8 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Stressed assets to TCE (%) reducing Lowest expense to income of peers2 (%) Stable funding ratio above 75 (%) Common equity tier 1 capital ratio1 (%) 0.7 0.8 0.7 0.8 0.9 1Q13 3Q13 4Q13 1Q14 2Q14 Mortgage growth moving toward 1x system (multiple)3 81 84 87 84 85 85 Sep-11 Sep-12 Sep-13 WBC Group Global high performing norm Employee engagement up and above global high performing norm4 (%)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Market valuation metrics continuing to improve 36 1 1H13 and 2H13 includes ordinary dividends per share and special dividends per share. 2 Economic profit is Cash Earnings plus a franking benefit equivalent of 70% of the value of Australian tax paid less a capital charge calculated at 11% of average ordinary equity. 3 Total shareholder return FY09 to FY13 incorporates share price movements and total ordinary and special dividends paid over each Full year ending 30 September, and 1H14 incorporates share price movements and interim dividend paid over half year ending 31 March 2014. 90 82 84 10 10 1H12 2H12 1H13 2H13 1H14 3,178 3,386 3,508 3,555 3,772 1H12 2H12 1H13 2H13 1H14 15.1 15.9 16.1 15.8 16.5 1H12 2H12 1H13 2H13 1H14 104.4 110.4 113.3 114.5 121.3 1H12 2H12 1H13 2H13 1H14 1,665 1,847 2,048 2,020 2,250 1H12 2H12 1H13 2H13 1H14 28.2 (6.7) (6.0) 30.2 39.0 8.6 FY09 FY10 FY11 FY12 FY13 1H14 Average 16.9% over 5 years Cash Earnings ($m) Return on equity (%) Dividends per share1 (cents) Cash Earnings per share (cents) Economic profit2 ($m) Total shareholder return per annum3 (%) 86 88 98 96

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 21.9% 16.1% 14.1% 19.5% 14.3% Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 WRBB SGB Peer 1 Peer 2 Peer 3 Improving franchise quality 37 1 Refer to slide134 for wealth penetration metrics provider details. 1.21 1.23 1.25 0.49 0.51 0.52 1H13 2H13 1H14 WRBB SGB 260 265 274 1H13 2H13 1H14 41 42 43 Mar-13 Sep-13 Mar-14 6.07 6.11 6.20 3.22 3.26 3.55 1H13 2H13 1H14 WRBB SGB Customer numbers up across brands (#m) MyBank customer numbers rising (#m) Wealth penetration improving1 (%) Revenue per FTE improving ($’000) Women in senior leadership positions (%) Brands rank #1 and # 3 3.96 4.00 4.03 1H13 2H13 1H14 Customer return improving (%)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 1H14 Cash Earnings up 6% 38 • Cash Earnings up 6% overall. AFS a highlight up 6% with: BTFG a strong performer in a seasonally weaker half (up 7%); WRBB (up 3%); and SGB delivering strong growth (up 10%). Westpac NZ delivered a strong result up 17% (up 8% in $NZ), while WIB earnings were down 5%. Lift in Group Businesses from higher Treasury earnings • Net interest income up 3%, driven by a 5% rise in average interest earning assets. NIM little changed, down 1bp to 2.11% • Non-interest income up 6%, reflecting strong growth in wealth management and insurance income, improved fees and commissions and higher trading income. This was only partly offset by seasonally higher insurance claims • Expense growth 3% (excluding Lloyds and FX up 2%). Productivity savings of $102m largely offset higher ongoing investment in Bank of Melbourne, Wealth and Asia. Compliance costs also higher in half • Impairment charges down 17%, driven by WIB, Westpac NZ and St.George • Consumer banking and wealth driving result. AFS (up 12%), with: WRBB up 10%; SGB up 12%; and BTFG up 21%. Strong performance by Westpac NZ up 33% (up 17% in NZ$) while WIB earnings were down 4% • Higher Cash Earnings absorbed a 40% fall in the contribution from the Group Businesses from lower Treasury earnings and lower returns on capital • Net interest income rose 4%, with a 7% rise in average interest-earning assets partially offset by an 8bps decline in margins • Non-interest income up 9%, with a significant uplift in wealth and insurance earnings and improved customer flows lifting markets income • Expenses up 6% (excluding Lloyds and FX up 4%). Wage increases along with investment in Bank of Melbourne, Wealth and Asia, which were partly offset by productivity savings • Impairment charges down 22%, as asset quality continues to improve 3,555 210 171 68 3,772 (130) (102) 2H13 Net interest income Non-interest income Expenses Impairment charges Tax & NCI 1H14 3,508 232 272 97 3,772 (241) (96) 1H13 Net interest income Non-interest income Expenses Impairment charges Tax & NCI 1H14 Up 8% Up 6% Cash Earnings 1H14 ($m) % change1 1H13-1H14 % change1 2H13-1H14 Net interest income 6,677 4 3 Non-interest income 3,182 9 6 Expenses 4,065 6 3 Core earnings 5,794 5 5 Impairment charges 341 (22) (17) Cash Earnings 3,772 8 6 Reported net profit 3,622 10 5 Cash Earnings 2H13 - 1H14 ($m) Cash Earnings 1H13 – 1H14 ($m) Cash Earnings features of 2H13 – 1H14 Cash Earnings features of 1H13 – 1H14 1 For profitability metrics the change represents results for 1H14 versus 2H13 and 1H14 versus 1H13, the actual results for 1H13 and 2H13 are not represented here.

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Strong Cash Earnings and core earnings growth 39 1 Refer to division definitions, slide 134. 2 Other includes Group Businesses and Westpac Pacific. 1H14 ($m) AFS WRBB SGB BTFG WIB NZ Other2 Group Operating income 6,890 3,609 1,960 1,321 1,581 931 457 9,859 Expenses (3,012) (1,595) (747) (670) (590) (385) (78) (4,065) Core earnings 3,878 2,014 1,213 651 991 546 379 5,794 Impairment charges (330) (226) (108) 4 90 (3) (98) (341) Tax & non-controlling interests (1,087) (537) (333) (217) (329) (150) (115) (1,681) Cash Earnings 2,461 1,251 772 438 752 393 166 3,772 3,555 38 71 28 57 61 3,772 (38) 2H13 WRBB SGB BTFG WIB NZ Other 1H14 Up 6% Up 2% AFS division 137 5,543 36 42 66 38 145 5,794 (76) 2H13 WRBB SGB BTFG WIB NZ Other 1H14 Up 5% AFS division 144 1H14 divisional contribution to Cash Earnings1 ($m) 1H14 divisional contribution to core earnings1 ($m) 2 2

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 1H14 divisional performance highlights operating momentum 40 % of Group Cash Earnings1 1H14 Cash Earnings Core earnings % change on 2H13 Performance summary Performance highlights $m % change on 2H13 1,251 3 2 • Deposits up 2%, customer deposit to loan ratio up 11bps • Improving loan growth up 2%, home loans up 2% and business lending up 1% • Margins up 2bps • Expenses up 1%, expense to income down 11bps • Impairment charges down 7% • Household deposits grew at system3 led by transaction and savings account growth • Sector leading wealth penetration4 at 21.9% (up 70bps) • Improved productivity with revenue per FTEup 3% • Active mobile customers up 8% • 2014 AB+F Award for Business Banking at Branch5 772 10 4 • Deposits flat (up $0.2bn), customer deposit to loan ratio down 337bps due to Lloyds acquisition • Lending growth up 6% (excluding Lloyds up 2%) • Margins up 2bps (excluding Lloyds flat) • Expenses up 5% (excluding Lloyds up 1%) • Impairment charges down 37% • Household deposits3 and housing6 grew at system • Wealth penetration ranked 3rd versus majors4, at 16.1% (up122bps) • Bank of Melbourne customer growth 6% and growing ahead of Victorian system at 2.5x deposits7 and 2.0x mortgages8 • Stressed assets to TCE down 47bps • Awarded Best First Home buyer9 438 7 11 • Funds management Cash Earnings up 19%, with good flows, improved markets and strong performance fees • Insurance Cash Earnings lower as increased earned premiums partly offset by higher seasonal general insurance claims • Expenses up 10%, with strategic investments in platform technology and higher performance fees • Ranked #1 on all platforms (including corporate super) with 19.7%10 market share • BT Super for Life (retail) FUM up 16% • Asgard Infinity reached $6bn FUA (up 19%) • WRBB revenue per salaried planner ($574K) leads market, post freeing up planners from back office activities 752 (5) (7) • WIB customer revenue up 2%. Overall revenue 3% lower as 2H13 benefitted from CVA gains and income associated with Hastings exit from listed infrastructure funds • Lending up 13% • Deposits 1% lower, margins down 17bps • WIB markets business strong contribution, particularly FX&CCE • Expenses up 4%, continuing to invest in Asia • Impairment benefit of $90m (up $44m) • Leading domestic transactional bank in Australia for 10 consecutive years11 • No. 1 Lead Relationship bank in Australia11 • Leading market positions in Debt Markets12 and FX Markets13 • Continuing to build Asian capabilities, Asian revenues up 40% (in USD) 432 8 - • Deposits up 4%, customer deposit to loan ratio up 93bps • Lending up 3%, good growth in mortgages with LVR <80% • Margins down 4bps • Expenses up 2%; expense to income up 54bps • Impairment charges down 92% • Revenue per FTE up 2% • Customers with wealth products up 30bps to 27.0% • MyBank customers up 1% • Unique mobile banking customers up 16% • Electronic deposits via Smart ATMs increased 25% • CANSTAR 5 award for home loan products 12 21 33 20 1 Group Businesses and Westpac Pacific not represented. 2 Data In NZ dollars,% of earnings based on A$. 3 APRA Banking statistics, March 2014. 4 Refer slide 134 for wealth penetration metrics provider details. 5 For major banks. 6 RBA Financial Aggregates, March 2014. 7 Growth multiple is 6 months to Dec 13 for Victoria and estimated based on State based ABS National Accounts data along with ABA/Cannex surveys. 8 Growth multiple is for 6 months to Feb 14 for Victoria and estimated based on ABS new housing finance statistics, State based ABS National Accounts data along with ABA/Cannex surveys. 9 Australian Lending Awards 2014. 10 Plan for Life, Dec. 2013, All Master Funds Admin. 11 Refer to slide 104 for Peter Lee surveys. 12 No. 1 Australian Domestic ‘Bank of Choice’ for Fixed Income, refer to slide 104 for Peter Lee survey. 13 No. 1 Australian bank for FX, Globally, Euromoney FX Poll 2013. Rank vs. marketplace from 16,298 industry votes. WRBB SGB BTFG WIB NZ2 10

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Seek to consistently lift dividend cents per share each half while maintaining a strong capital position to support growth • Pay fully franked dividends, utilising franking surplus to distribute value to shareholders • Maintain payout ratio that is sustainable in the long term Consistent dividend growth path 41 1 Annualised 1H14 ordinary dividends using 31 March 2014 Westpac closing share price of $34.56. 2 Data using past full year dividends for major banks up to FY13 results and includes special dividends. 3 Effective payout ratio adjusted for shares issued to satisfy DRP. • 1H14 ordinary dividend of 90 cents, up 2% • Payout ratio at 74% – Arranging to purchase shares to fully neutralise DRP • 1H14 dividend yield1 5.2% – Equivalent to a fully franked dividend yield1 of 7.4% • Franking balance of $315m after allowing for interim dividend • Dividend CAGRsignificantly higher than average of Australian peer banks on 2, 5, and 10 year view 9.5 6.4 11.5 5.3 3.3 6.7 10 year 5 year 2 year WBC Avg. of Australian major bank peers Key dividend considerations Total dividend CAGR to FY132 (%) Ordinary dividend payout ratio3 (%) Dividends per share (cents) 65 74 76 80 82 84 86 88 90 10 10 1H10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Special dividends 76 72 77 78 76 76 77 74 65 58 66 63 60 76 77 74 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Cash payout ratio Effective payout ratio (after dividend reinvestment) Impact of DRP neutralisation

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Lloyds integration progressing well 42 1 Previous market releases have quoted gross loans. 2 RBA Financial aggregates, December 2013. Westpac Institutional Bank • Corporate loan book fully integrated onto WIB systems • Corporate equipment finance business integration into WIB complete • Operating lease capability added to product set St.George Banking Group • Integration planning for consolidated auto and equipment finance business complete • Key people retained to help guide and lead integration effort • Positive response from auto dealers to integration plans Integration/ transaction costs • Total integration costs of $130m, budget unchanged • 1H14 integration and transaction costs of $28m (pre-tax) • Ongoing synergies of $70m pa expected Integration progress • On 11 October 2013, Westpac entered into an agreement to acquire selected assets of Lloyds Banking Group’s Australian business • Transaction was completed on 31 December 2013 • $7.6bn of net loans1 at 31 March 2014 – $6.3bn SGB (auto and equipment finance) – $1.3bn WIB (corporate loans and equipment finance) • At time of acquisition, Lloyds lifted the Group’s Australian market share – 0.6 percentage points in business lending2 – 2.3 percentage points in personal lending2 Financial • Cash Earnings contribution of $20m Business momentum • New business volume for auto and equipment up 16.7% pcp • Corporate loan book in WIB has continued to run-down as expected Customers • Retained dealer/broker base • Net growth in retail and SME customers of 4,000 (up 1.7%) Integration • Program progressing well against plan Achievements in first three months of ownership

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Ranked number one in the 2014 Global 100 Most Sustainable Corporations in the World by Corporate Knights. Announced at World Economic Forum in January 2014 • Assigned a Gold Class ranking in the RobecoSam Sustainability Yearbook for 2013 on the back of a score of 92% in the Dow Jones Sustainability Index • Named as one of the World’s Most Ethical Companies in 2014 by Ethisphere Institute, for the 7th consecutive year Continuing sustainability leadership 43 Priority Objectives 1H14 achievements • Ensure our workforce is representative of community • Increased women in leadership to 43%, up 1% • Increased participation of mature aged workers (50+) to 20.8%, up 0.3% • Extend length and quality of working lives • Increased mean employee retirement age to 61.4 years, up 0.8 years • Anticipate the future product and service needs of aging and culturally diverse customers • Launched the Stella Network, supporting female financial planners at Westpac – to better support 45+ year old Prime of Life customers • Provide products/services to help customers adapt to environmental challenges • Partnered with the World Bank to develop the first green bond for the Australian market (launched 16 April 2014) • Increase lending and investment in CleanTech and environmental services • $4.0bn lent to this sector as at 31 March 2014, up $0.4bn • Continue to reduce our environmental footprint • Achieved carbon neutrality and tracking against environmental targets • Ensure customers have access to the right advice to achieve a secure retirement • Developed a ‘building wealth acumen’ learning program for WRBB bank managers • Help customers meet their financial goals in retirement • Piloting a self managed superannuation contact centre • Increase access to financial services in Pacific Island nations • Customers increased 44,000 in Pacific • Help people gain access to social and affordable housing • $700m lent to the social and affordable housing sector as at 31 March 2014, up $0.5m 1H14 progress Leading track record Sustainability strategic priorities Help improve the way people work and live as our society changes Help find solutions to environmental challenges Help customers to have a better relationship with money for a better life 1 2 3 • Adopted the Banking Environment Initiative’s Soft Commodities Compact to support efforts to achieve zero net deforestation by 2020 • On 2 April 2014, launched Australia’s largest ever private education scholarship fund, the Westpac Bicentennial Fund - $100m designed to support 100 scholars every year Significant commitments 1 2 3

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Helping Australia prosper and grow 44 1 All figures for the six months to 31 March 2014 unless otherwise stated. 2 New mortgage and new business lending in Westpac RBB and St.George. 3 2014 Global Most Sustainable Corporations in the world by Corporate Knights. Rated the world's most sustainable company by the Global 1003 Provide loans to help millions of Australians own their home or grow their business Supporting almost all working or retired Australians either individually (585k shareholders) or via their super funds One of Australia’s largest taxpayers, with an effective tax rate over 30% Employ approximately 36,000 full-time equivalent employees Invested $131m via community contributions in FY13 $100m in 2H14 to establish the Westpac Bicentennial Foundation Funding economic activity $41bn new lending $565bn in total loans $2.8bn in dividends in 1H14 >$1.6bn in tax expense in 1H14 $2.3bn in employee expenses 1.3% Community contributions to pre-tax profit Supporting Australia1 Wealth of many Australians The bottom line The workforce The nation 2 Tax and related payments reconciliation (Statutory basis) 1H13 $m 2H13 $m 1H14 $m Prima facie income tax based on the Australian company tax rate of 30% 1,440 1,492 1,576 Net amounts not deductible/(not assessable) 37 (22) 19 Total income tax expense in the income statement 1,477 1,470 1,595 Effective tax rate (%) 30.8% 29.6% 30.4% Other tax/government payments Includes net GST, Payroll tax, FBT 226 200 218 Westpac also makes a number of other government and regulatory payments including fees for Government guarantees, APRA fees and stamp duties which are not included in the above. Similarly, Westpac also collects tax on behalf of others, such as withholding tax, PAYG and GST. These have been excluded from this analysis.

FIRST HALF 2014 FEATURES COMPARISON OF 1H14 VERSUS 2H13 CASH EARNINGS BASIS (UNLESS OTHERWISE STATED)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Net interest income up 3% – Average interest-earning asset (AIEA) growth of 5% – Customer deposit growth of 2%, mostly household deposits – Margins down 1bp • Non-interest income up 6% – Fees and commissions up 5% to $1,458m, with higher credit card income and undrawn line fee and trade income in WIB – Wealth and insurance up 8% to $1,111m, with higher FUM/FUA related income and strong performance fees from BTIM – Trading income, down 1% to $547m due to large movement in CVA offsetting higher income in WIB markets – Other income up 50% to $66m, mostly reflecting the sale of Visa shares Net operating income up 4% on 2H13 46 1 Other includes Westpac Pacific and Group Businesses. 9,355 129 75 65 3 52 9,478 57 80 127 70 99 9,859 (201) (52) 1H13 WRBB SGB BTFG WIB NZ Other 2H13 WRBB SGB BTFG WIB NZ Other 1H14 Net operating income up 1% AFS 269 Net operating income up 4% AFS 264 9,355 9,859 291 87 (160) 182 63 89 30 9,478 65 22 (81) (81) (3) 1H13 AIEA growth Margins Fees & Commissions Wealth Trading Other 2H13 AIEA growth Margins Fees & Commissions Wealth Trading Other 1H14 Net interest flat Non-interest up 3% Net interest Up 3% Non-interest up 6% 37 20 13 16 9 5 WRBB SGB BTFG WIB NZ Other Net operating income movement half on half ($m) Divisional contribution to net operating income ($m) Net operating income divisional contribution (%) 1

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 321.9 328.5 338.0 17.1 17.3 20.6 126.7 126.3 133.2 2.2 2.0 2.0 Mar-13 Sep-13 Mar-14 Margin lending Business Personal (loans + cards) Housing 321.9 328.5 18.4 14.7 338.0 (23.6) Mar-13 Sep-13 Proprietary new lending Broker new lending Net run-off Mar-14 Up 3% Loan growth from Australian housing, Institutional and Lloyds 47 • Westpac Group loans up 5% (up 4% excluding Lloyds) • Australian housing loans up 3% – Growth in new lending (up 12%) partly offset by higher run-off as lower rates enable customers to repay faster • Australian business lending up 5% (up 1% excluding Lloyds) – Growth weighted towards corporate customers – Continued run-off in stressed assets • Australian personal lending up 20% (up 5% excluding Lloyds) – Growth in credit cards supported by new Westpac Black card • New Zealand lending up 3% (in NZ$ terms) with growth in housing, personal and business loans 1 Australian margin lending, personal loans, credit cards and other loans. 2 New Zealand lending in Australian dollars and includes FX movement. 3 Includes BTFG and Treasury. 564.6 536.2 9.5 6.8 3.3 4.5 2.6 1.6 Sep-13 Australian housing Australian business Australian other New Zealand Trade finance Other offshore lending Mar-14 Up 5% (excl. Lloyds up 4%) 2 1 Australian gross loans ($bn) Australian housing flow (gross loans) ($bn) Net loans ($bn) 0.5 2.8 3.5 0.1 Mar-13 Sep-13 WRBB SGB WIB Other Mar-14 Up 5% (excl. Lloyds up 1%) Australian business (gross loans) ($bn) 3 Lloyds 5.1 Lloyds 2.5 Lloyds 3.8 Lloyds 1.3

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Customer deposits up $6.3bn or 2% – Focus has been on higher quality deposits – Household deposit growth at 1.0x system1 – Business deposits lower, mostly balances that do not contribute strongly to the LCR • Most growth in at-call accounts as customers sought increased flexibility, rather than locking in rates – Savings balances up 10%, with strong growth in reward saver accounts with attractive pricing – Transaction balances up 3%, mostly mortgage offset accounts of $2.5bn2 – Online deposits up 1% – Term deposits down 2% Focused on higher quality deposit growth 48 1 APRA Banking Statistics, March 2014. 2 Excludes RAMS. 3 Other is predominately comprised of NZ and Westpac Pacific. 4 Mortgage offset accounts are included in transaction accounts. 161.2 165.1 162.1 48.5 54.7 60.4 63.2 67.6 68.5 86.7 95.2 97.9 359.6 382.6 388.9 1H13 2H13 1H14 Term deposits Savings Online Transaction Customer deposit composition4 ($bn) 25% 18% 15% 153 161 169 93 94 92 66 73 72 48 55 56 360 383 389 1H13 2H13 1H14 AFS household AFS business WIB Other3 Customer deposit composition ($bn) Total business deposits annual growth1 (%) 42% -5 5 15 25 35 45 Mar-06 Mar-07 Mar-08 Mar-09 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 WBC Total banking system Household deposits annual growth1 (%) 0 5 10 15 20 Mar-06 Mar-07 Mar-08 Mar-09 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 WBC Total banking system

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Net interest margin (NIM) down 1bp to 2.11% • Margins firmer in Australian retail banking (up 2bps). NZ margins down 4bps due to mix impacts of higher growth in lower spread fixed rate mortgages. WIB margins down 17bps reflecting competitive market environment • NIM excluding Treasury and Markets down 5bps at 2.01% – 7bps decrease in asset spreads due to mix impacts and increased competition for new lending, particularly mortgages and institutional – 4bps increase from customer deposits, reflecting improved term deposit spreads offset by lower hedging benefit on low interest deposits – 1bp reduction from higher average holdings of liquid assets – 1bp improvement in term wholesale funding as new longer term issuance costs lower relative to maturing wholesale funding – 2bps decline in capital and other due to lower hedging rates Net interest margin down 1bp 49 2.26 2.17 2.21 2.23 2.17 2.18 2.19 2.12 2.11 2.09 2.03 2.08 2.12 2.07 2.03 2.06 2.06 2.01 1H10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 NIM NIM excl. Treasury and Markets 2.31 2.20 2.29 2.35 2.25 2.21 2.37 2.27 2.04 WRBB SGB WIB 1H13 2H13 1H14 2.06 2.06 2.01 0.13 0.06 (7bps) 4bps 1bp (1bp) (2bps) 4bps 0.10 2.19 2.12 2.11 1H13 2H13 Assets Customer deposits Term wholesale funding Liquids Capital & Other Treasury & Markets 1H14 NIM excl. Treasury & Markets Treasury & Markets impact on NIM NIM excl. Treasury & Markets down 5bps NIM down 1bp Net interest margin (%) Net interest margin movement (%) Net interest margin by division (%) 2009 2010 2011 2012 2013 1H14 Group excluding WIB margins WIB margins

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Non-interest income up 6% – Fees and commissions up 5% to $1,458m, with higher credit card income reflecting seasonality and higher income driven by the Westpac Black credit card, increased loyalty points, and higher undrawn line fee and trade income in WIB – Wealth and Insurance up 8% to $1,111m, with higher FUM/FUA due to positive net flows and improved investment markets, higher performances fees from BTIM, and higher life insurance income. Partially offset by lower general insurance income due to seasonally higher claims – Trading income down 1% to $547m, due to large negative CVA movement offsetting higher income in WIB markets – Other income up 50% to $66m, largely reflecting sale of Visa shares ($43m) Non-interest income featured strong fees & commissions and Wealth & Insurance result 50 1,321 1,330 1,393 1,458 2H12 1H13 2H13 1H14 1,008 934 1,024 1,111 2H12 1H13 2H13 1H14 441 520 550 547 2H12 1H13 2H13 1H14 46 46 46 46 35 32 34 35 15 18 18 17 4 4 2 2 2H12 1H13 2H13 1H14 Fees and commissions Wealth and Insurance Trading income Other Non-interest income ($m) Non-interest income contributors (% of total) Fees and commissions Wealth and Insurance Trading income

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Markets income $528m, was little changed over the half, down 1%, as a lift in customer sales and improved trading performances were offset by a large movement in CVA – Customer income $389m, up 2% (up 8% 1H13/1H14) o FX sales, up 2% on a strong 2H13 performance. WIB leveraged its leading FX market position as customer demand for FX products remained high. WIB/AFS partnership initiatives also contributed to the improved outcome – Market risk income $139m, down 8% (up 7% 1H13/1H14) o A lift in Debt Markets and FX&CCE trading income in WIB was offset by a large movement in CVA. CVA was a $1m charge in 1H14 compared to a $67m benefit in 2H13 – WIB 1H14 average daily VaR $10.0m ($8.6m 2H13, $5.4m 1H13) • Overall contribution from market risk activities and Treasury was $90m higher in 1H14, as lower market risk income was offset by a strong increase in Treasury income • Treasury income $303m up significantly on 2H13, but lower on the very strong 1H13 performance – Increase over the half mainly reflects management of the liquids portfolio and interest rate positions – Treasury 1H14 average daily VaR $15.5m ($17.9m 2H13, $25.5m 1H13) 360 380 389 130 151 139 490 531 528 1H13 2H13 1H14 Customer income Market risk related income Markets and Treasury income Markets income by activity ($m) 376 201 303 130 151 139 506 352 442 1H13 2H13 1H14 Treasury income Market risk related income Market risk related income ($m) 51

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Expenses up 3.3% (up 1.6% excluding FX1 and Lloyds) • Expense to income ratio down 29bps to 41.2% • Well controlled expenses pre-investment (up 0.2%), with $110m increase in operating expenses largely offset by $102m of productivity initiatives delivered. Productivity included – Operating model changes $32m – Continuous improvement $22m – Vendor performance and contract management $19m – NZ productivity savings $11m • Investment related spending up 1.4% – Weighted towards growth and productivity (47% of 1H14 investment spend) – Amortisation was broadly flat Expenses well managed while continuing to invest 52 1 FX impacts for both WIB and New Zealand. 2 Prior expense numbers have been restated to include impact of change to defined benefits treatment. 3 Software amortisation and impairments excludes depreciation related to investments. 3,998 32 3,824 3,935 110 3,943 40 13 2 35 4,065 (102) 1H13 2H13 Operating expenses Productivity benefits 1H14 pre investment Growth and productivity Regulatory change Other technology 1H14 pre Lloyds and FX Lloyds FX impacts 1H14 Up 1.7% Up 1.4% Up 0.2% Up 2.9% Up 3.3% Expense growth and expense to income ratio2 (%) Expense movement ($m) Total impact on expenses from projects ($m) 0 100 200 300 400 500 600 2H12 1H13 2H13 1H14 Ongoing opex net of benefits Other projects SIPs expensed Software amortisation and impairments Regulatory change 3 1 2.8 (0.4) 3.0 1.4 1.7 1.9 2.2 1.6 0.9 (0.5) 0.2 0.1 0.7 0.8 42.7 41.5 42.1 41.4 40.8 40.9 41.5 41.2 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Expense growth Lloyds FX Expense to income ratio 1

Disciplined investment spend, focussed on growth & productivity

Capitalised software & deferred expenses ($m)	1H13	2H13	1H14
Capitalised software			
Opening balance	1,551	1,651	**1,897**
Additions	286	452	**332**
Amortisation	(182)	(206)	**(209)**
Write-offs, impairments and other[1]	(4)	-	3
Closing balance	1,651	1,897	**2,023**
Other deferred expenses			
Deferred acquisition costs	139	126	**118**
Other deferred expenses	20	24	**28**

Investment spend expensed ($m)	1H13	2H13	1H14
Growth and productivity	83	75	**80**
Regulatory change and compliance	69	71	**74**
Other technology	42	37	**32**
Total[2]	194	183	**186**

Investment spend capitalised ($m)	1H13	2H13	1H14
Growth and productivity	183	251	**169**
Regulatory change and compliance	59	101	**81**
Other technology	51	123	**95**
Total[2]	293	475	**345**

Composition of investment spending[2] (%)



Investment spend ($bn)
1.20
0.94
1.15
0.53
12
46
14
28
12
32
22
34
11
18
26
45
24
0
29
47
FY11
FY12
FY13
1H14
Other technology
SIPs
Regulatory change
Growth & productivity

Average amortisation period (excluding write-offs)[3] (years)



WBC
Peer 1
Peer 2
Peer 3
7.4
6.3
5.3
4.5
1H11
2H11
1H12
2H12
1H13
2H13
1H14

Capitalised software balance[3] ($bn)



2.3
2.0
2.0
2.0
Peer 1
Peer 2
Peer 3
WBC

1 Includes positive FX revaluation of $9m offset by write-offs of $6m in 1H14. 2 Investment spend capitalised also includes technology hardware equipment. 3 Data for Westpac and Peer 1 and 3 from 1H14 results and Peer 2 from 2H13 result.

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 53

Westpac GROUP

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Australia’s most efficient bank, continued focus on productivity 54 1 Company data, Credit Suisse estimates. Expense to income ratio average for all banks other than Australian banks are based on their FY13 data. Expense to income ratios for NAB are 2H13 results and CBA and ANZ 1H14 results. 2 Cumulative numbers. 102 1,209 143 212 289 238 225 FY09 FY10 FY11 FY12 FY13 1H14 FY09-1H14 cumulative total $1.2bn saved from efficiency programs since FY09 ($m) Stream Sample metrics 1H13 FY13 1H14 Simplify and digitally enable distribution Simplify branch distribution Number of Bank Now / FreshStart / 24/7 ATM branches2 7 24 95 Branch sales FTE/branch FTE 45% 47% 50% Digitally enable distribution % AFS active digital customers 39% 41% 42% % AFS active mobile customers (subset of digital) 20% 22% 24% Simplify customer contact centres % Sales growth per average customer contact centre FTE 28% 6% Simplify products Number of ‘for sale’ products removed2 11 31 40 Simplify processes AFS complaint reduction 15% 20% Simplify IT Number of IT applications closed2 8 20 35 69.2 62.0 60.1 59.1 55.6 45.2 45.0 44.3 44.0 42.9 41.2 European bank average US regional bank average Canadian bank average UK bank average Korean bank average Hong Kong bank average NAB ANZ Singapore bank average CBA WBC Global peer comparison of expense to income ratios1 (%)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 55 Improvements in asset quality leading to lower impairment charges in 1H14 635 698 399 (36) (43) 19 196 146 147 143 284 1H09 2H09 1H10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Net change in CAPs ($m) 976 983 480 613 506 511 412 458 291 266 57 1H09 2H09 1H10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 New IAPs, write-backs and recoveries ($m) New IAPs $206m lower, with reductions across all major divisions. Writebacks and recoveries are slightly higher than 2H13 Higher new CAPs compared to 2H13 mainly due to a slowing in the reduction in stressed assets, in particular in WIB 33 31 23 19 17 19 31 73 30 19 22 24 24 17 15 12 21 23 35 78 36 25 27 29 28 21 19 16 2002 2003 2004 2005 2006 2007 2008 2009 2010 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Impairment charge Impairment charge inc. interest adjustment Impairment charges to average gross loans1 (bps) 1 2002-2005 reported under AGAAP; 2006 onwards reported on A-IFRS basis. Pre-2008 does not include St.George. 2008 and 2009 are pro forma including St.George for the entire period with 1H09 ASX Profit Announcement providing details of pro forma adjustments. 2 Other includes Westpac Pacific and centrally held provisions in Group Businesses. 143 284 266 (16) (63) (44) (40) 95 57 2H13 WRBB SGB WIB NZ Other 1H14 409 341 Net change in CAPs New IAPs, write-backs and recoveries Down 17% Net change in CAPs New IAPs, write-backs and recoveries Impairment charge movements ($m) 2

FIRST HALF 2014 CAPITAL, FUNDING & LIQUIDITY COMPARISON OF 1H14 VERSUS 2H13 CASH EARNINGS BASIS (UNLESS OTHERWISE STATED)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Capital strength maintained 57 Key capital ratios (%) 1H13 2H13 1H14 Common equity tier 1 capital ratio 8.7 9.1 8.8 Additional tier 1 capital 2.1 1.6 1.5 Tier 1 capital ratio 10.8 10.7 10.3 Tier 2 capital 1.7 1.6 1.8 Total regulatory capital ratio 12.5 12.3 12.1 Risk weighted assets (RWA) ($bn) 308 307 322 Common equity tier 1 capital ratio (BCBS1) 11.4 11.6 11.3 • Key drivers of the 28bp decrease in the common equity tier 1 (CET1) capital ratio are – Acquisition of selected assets of Lloyds (37bps) – Payment of the special dividend (10bps) – Partly offset by the 7bp benefit from a reduction in deferred tax assets from SGB tax consolidation benefit • Excluding the above items CET1 was up 12bps as 1H14 Cash Earnings was offset by the payment of the 2013 final ordinary dividend and RWA growth • Issuance of Basel III compliant tier 2 instrument in March 2014 increased total regulatory capital ratio 31bps • Fully harmonised BCBS1 Basel III CET1 capital ratio, down 30bps to 11.26% 1 Basel Committee on Banking Supervision. 8.74 9.10 7 117 8.82 11.26 (37) (10) (85) (18) (2) 31 Mar 13 Basel III 30 Sep 13 Basel III Lloyds Special dividend SGB tax consolidation benefit Cash Earnings Final ordinary dividend RWA movement Other 31 Mar 14 Basel III 31 Mar 14 BCBS Common equity tier 1 capital ratio (% and bps) 1

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Capital well positioned for D-SIB capital requirement 58 8.8 Previous APRA minimum (from 2016) Revised APRA minimum (from 2016) Westpac 1H14 CET1 Regulatory minimum 4.5 Capital conservation buffer 2.5 D-SIB + Capital conservation buffer 3.5 Regulatory minimum 4.5 Quartile 3 Common equity tier 1 capital ratio (%) • On 23 December 2013, APRA issued an information paper which – Identified the four major Australian banks as domestic systemically important banks (D-SIB) – Provided detail of the additional higher loss absorbency requirements for D-SIB as a buffer • D-SIB requirement of 1% is to be met by common equity tier 1 capital (CET1) • Implementation of the D-SIB requirement is through an extension of the capital conservation buffer (CCB) effectively increasing the buffer above regulatory minimums • The CCB and D-SIB buffer will commence from 1 January 2016 • Westpac is currently reviewing the preferred capital ranges required from 2016 1 All numbers prior to Mar-13 on a pro-forma Basel III basis. Quartile 1 Quartile 2 Quartile 3 Quartile 4 7.1 6.7 7.3 6.9 7.4 7.2 7.7 7.5 8.2 8.3 8.7 8.4 9.1 8.3 8.8 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 APRA Basel III common equity tier 1 capital ratio1 (%)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 CET1 APRA to BCBS Basel III reconciliation • APRA has maintained a conservative stance for its Basel III capital standards, resulting in a significant variance between capital measured under APRA and fully harmonised Basel III • Key differences in the calculation of CET1 capital ratios between APRA’s Basel III and fully harmonised Basel III under BCBS are detailed below • In March 2014 the BCBS released a report on its assessment of Basel III regulations in Australia. No changes have been made to the fully harmonised Basel III calculations compared to prior periods. Any required changes will be made once APRA have clarified outstanding questions arising from this report 59 Description Common equity tier 1 ratio Westpac’s common equity tier 1 capital ratio under APRA Basel III 8.82% Under BCBS, supervisors have the option of applying concessional thresholds when determining the capital requirements of deferred tax assets, investments in non-consolidated subsidiaries (NCS) and equity investments in commercial entities held in the banking book. Risk weighted asset treatments apply in lieu of common equity deductions if these items are individually less than 10% and together less than 15% of common equity. To the extent the amounts are greater than the concessional thresholds, common equity deductions apply APRA has chosen not to apply this concessional treatment and requires a 100% deduction from common equity for deferred tax assets, investments in non-consolidated financial institutions, NCS, equity investments, and all under-writing positions in financial and commercial institutions held for more than 5 business days Westpac’s common equity tier 1 capital ratio would increase if APRA applied concessional thresholds +107bps Mortgage risk weights under APRA are based on a minimum loss given default (LGD) of 20%, whereas BCBS sets a minimum LGD of 10%. The actual LGD used must be supported by historical data but APRA’s higher minimum means that Australian mortgage risk weights are typically higher than those calculated using the lower BCBS LGD minimum +73bps APRA applies a risk weighted asset requirement to Interest rate risk in the banking book (IRRBB). This is not currently considered under BCBS standards +24bps Other differences, including treatment of specialised lending +40bps Westpac’s fully harmonised Basel III common equity tier 1 capital ratio under BCBS 11.26%

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 15.0 14.7 13.9 13.6 12.8 11.911.911.8 11.411.311.110.9 10.710.510.510.410.410.410.310.310.3 10.0 9.8 9.7 9.7 9.5 9.5 9.3 9.3 9.1 9.0 8.9 8.8 8.8 8.6 8.6 8.3 8.1 8.3 8.1 7.9 SEB Danske Bank Nordea DnB NOR UBS DBS OCBC Macquarie Bank CBA Westpac Morgan Stanley Santander Bank of China HK ANZ Citigroup Natixis Hang Seng Bank Dah Sing Bank Lloyds BNP Paribas NAB Societe Generale Wells Fargo Deutsche Bank Royal Bank BBVA CIBC Barclays Bank of Montreal Bank of Nova BKIR TD Bank PNC Financial US Bancorp RBS Commerzbank Credit Agricole SA Banco Popular SUN Banco Popular BEN Median 10.3% Fully harmonised common equity tier 1 capital ratio at the upper end of global peers Global peer comparison of Basel III pro-forma common equity tier 1 capital ratios1 (%) 60 1 Company data, Credit Suisse estimates (based on latest reporting data as at April 2014). Australian banks based on 1H14 results except NAB which is based on FY13 results.

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Lloyds acquisition added $9.0bn to RWA – $8.5bn to credit RWA – $0.5bn to operational risk RWA • Credit RWA (excluding Lloyds) increased 1% or $3.2bn, from growth in lending (primarily mortgage, corporate and property portfolios), and the impact of a lower A$ on offshore assets and foreign currency commitments. This was partly offset by the continued runoff of stressed assets • Higher market risk RWA of $1.6bn primarily due to increased exposure to A$ and US$ interest rate risk • Operational risk RWA (excluding Lloyds) increased $0.7bn due to updated modelling to reflect operational risk losses experienced by other financial institutions globally • Interest rate risk in the banking book (IRRBB) increased $1.5bn from longer interest rate positions and a lower embedded gain • Other RWA decreased $0.9bn Modest growth in risk weighted assets over half 61 307.4 9.0 3.2 1.6 0.7 1.5 322.5 (0.9) 2H13 Lloyds Credit risk - ex Lloyds Market risk Operational risk - ex Lloyds IRRBB Other 1H14 Up 5% (up 1% excl. Lloyds) 260.3 1.0 1.5 1.9 0.1 8.5 1.3 272.0 (1.4) (0.8) (0.4) 2H13 Corporate Business lending Bank Residential mortgages Specialised lending Securitisation Mark-to-market related credit risk Lloyds Other 1H14 Up 5% (up 1% excl. Lloyds) RWA movements ($bn) Credit RWA movements ($bn)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Asset growth funded through stable sources 62 1 APRA Banking Statistics March 2014. 2 Movements based on funding view of balance sheet. 3 Includes change in long term funding with a residual maturity less than 1 year. 4 2008 does not include St.George. 5 Equity excludes FX translation, Available-for-Sale Securities and Cash Flow Hedging Reserves. 3 Funding composition by residual maturity (%) 44 59 61 60 5 7 7 7 1 2 2 2 10 10 9 9 4 5 5 5 20 10 9 10 16 7 7 7 FY08 1H13 2H13 1H14 Wholesale Onshore <1yr Wholesale Offshore <1yr Wholesale Onshore >1yr Wholesale Offshore >1yr Securitisation Equity Customer deposits Stable Funding Ratio 64% 83% 84% 83% 5 4 • Stable Funding Ratio 83% at 1H14, down 45bps (up 24bps 1H13/1H14) – Funding through stable sources of customer deposits and term wholesale funding – Average tenor of new term funding 4.9 years - a very stable source of funds for the bank • Customer deposits increased $6bn, with the increase in term funding providing scope to manage deposit quality – Preferred household deposits up $7bn (4.4%) with growth in this segment 1.0x system1 • Short term funding increased $6bn – Supporting an increase in short dated assets, mainly growth in trade finance in Asia and Australia – Weighted average maturity of the short term portfolio has remained around 141 days • Balance sheet well positioned for start of LCR 1H14 sources and uses of funds2 ($bn) 7 (17) (1) 14 4 1 3 (8) (3) 6 Household deposits Business and other deposits Wholesale funding Other assets Equity Funded liquid assets Lloyds Trade Asia and Australia Other lending Short term Long term 3 8

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Strong liquidity position maintained 63 1 Private securities include Bank paper, RMBS, and Supra-nationals. 2 2008 does not include St.George. 3 Includes long term wholesale funding with a residual maturity less than 1 year. 7 36 44 43 108 38 30 28 26 45 54 58 FY08 1H13 2H13 1H14 Short term outstanding debt 1H14 Self securitisation Private securities and government guaranteed paper Cash, government and semigovernment bonds Liquid assets ($bn) 45 127 126 111 3 1 2 • $127bn in unencumbered liquid assets held at 31 March 2014 – Securities are eligible for repo with a central bank and proposed Committed Liquidity Facility (CLF) – Sufficient to cover all short term debt outstanding (including long term debt with a residual maturity less than one year) • Westpac is well positioned for the introduction of the Liquidity Coverage Ratio (LCR) – APRA will apply the LCR through APS210 from 1 January 2015 – The LCR is intended to improve the resilience of banks against potential short-term stress – It requires banks to hold 100% of their net cash outflows over a 30-day horizon in High Quality Liquid Assets (HQLA) – In addition, APRA has stated that a suitable buffer would be in the range of 10-15% of net cash outflows • As insufficient HQLA are available in Australia to meet the LCR requirement, a CLF will be provided by APRA and the RBA – The CLF allows banks to access a specified amount of liquidity (approved by APRA) through repo arrangements with the RBA, for a 15bps fee – The CLF is available only to address a shortage of HQLA in Australian dollars – APRA has yet to finalise the CLF limit for Westpac

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 New term issuance well diversified 64 1 Based on residual maturity and FX spot currency translation. Includes all debt issuance with contractual maturity greater than 13 months, excluding US Commercial Paper. 2 Contractual maturity date for hybrids and callable subordinated instruments is the first scheduled conversion date or call date for the purposes of this disclosure. Perpetual sub-debt has been included in >FY18 maturity bucket. Maturities exclude securitisation amortisation. 3 Includes long term wholesale funding with a residual maturity less than 1 year. 4 Short term funding includes Central Bank deposits and long term wholesale funding with a residual maturity less than 1 year. Source: Westpac, Company reports. Westpac and Peer 1 as at 31 March 2014, Peer 2 as at 31 December 2013 and Peer 3 as at 30 September 2013. 5 Sources: Westpac, APRA Banking Statistics March 2014. 108 119 153 158 17 18 21 24 Westpac Peer 1 Peer 2 Peer 3 FY09 FY10 FY11 FY12 FY13 1H14 2H14 FY15 FY16 FY17 FY18 >FY18 Covered Bond Hybrid Senior Govt Guaranteed Sub Debt Issuance Maturities 24 15 23 20 22 33 25 11 23 20 Term debt issuance and maturity profile1,2 ($bn) 43 45 Short term funding3,4 ($bn) Short term funding to total funding including equity3,4 (%) Lowest short term funding of peers 15 20 14 19 16 26 25 29 Peer 1 Peer 2 Peer 3 Westpac Remaining capacity (8% cap & overcollateralisation) ($bn) Issued ($bn) 49 43 36 40 Peer 1 Peer 2 Peer 3 Westpac Australian covered bond issuance5 % Capacity utilised 58 22 11 4 5 Senior unsecured Covered bonds RMBS ABS Subordinated debt 39 32 23 4 2 AUD USD EUR JPY Other 1H14 new term issuance composition1 (%) 5 24 52 19 2 Years 3 Years 5 Years >5 years By type By tenor By currency

FIRST HALF 2014 ASSET QUALITY COMPARISON OF 1H14 VERSUS 2H13 CASH EARNINGS BASIS (UNLESS OTHERWISE STATED)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Standard and Poor’s risk grade Australia NZ / Pacific Asia Americas Europe Group % of Total AAA to AA- 82,486 8,747 844 6,746 1,048 99,871 12% A+ to A- 29,924 5,219 6,547 2,442 1,637 45,769 5% BBB+ to BBB- 50,829 7,791 7,666 1,151 1,679 69,116 8% BB+ to BB 60,324 9,314 1,743 242 44 71,667 9% BB- to B+ 58,174 8,620 - 44 37 66,875 8% <B+ 7,551 1,728 - - 82 9,361 1% Secured consumer 388,173 43,412 474 - - 432,059 51% Unsecured consumer 44,320 4,682 236 - - 49,238 6% Total Committed Exposures 721,781 89,513 17,510 10,625 4,527 843,956 Exposure by region1 (%) 86% 11% 2% 1% <1% 100% 66 18 11 5 Housing Business Institutional Other consumer 2 1 11 4 77 2 2 1 Cash and balances with central banks Receivables due from other financial institutions Trading securities, financial assets at fair value and available-for-sale securities Derivative financial instruments Loans Life insurance assets Goodwill Other assets High quality portfolio with bias to secured consumer lending Exposure by risk grade as at 31 March 2014 ($m) Asset composition as at 31 March 2014 (%) 66 1 Exposure by booking office. On balance sheet lending Total assets

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 0 20,000 40,000 60,000 80,000 100,000 Other Mining Accommodation, cafes & restaurants Construction Utilities Transport & storage Agriculture, forestry & fishing Services Property & business services Government admin. & defence Manufacturing Wholesale & Retail Trade Property Finance & insurance 1H13 2H13 1H14 2.0 2.0 1.9 1.4 1.3 1.1 1.2 1.3 1.1 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 1H14 Largest corporation/NBFI single name exposure represents less than 0.2% of TCE 0 300 600 900 1,200 1,500 A- BBB BBB- BBB- A A- A A+ A A S&P rating or equivalent Diversification across industries and large exposures 67 Exposures at default1 by sector ($m) Top 10 exposures to corporations and NBFIs5 as a % of TCE6 (%) Top 10 exposures to corporations & NBFIs5 as at 31 March 2014 ($m) 1 Exposures at default represents an estimate of the amount of committed exposure expected to be drawn by the customer at the time of default. Chart excludes consumer lending. 2 Finance and insurance includes banks, non-banks, insurance companies and other firms providing services to the finance and insurance sectors. 3 Property includes both residential and non-residential property investors and developers, and excludes real estate agents. 4 Construction includes building and non-building construction, and industries serving the construction sector. 5 Non-Bank Financial Institutions. 6 Includes St.George from 2009 onwards. 3 2 4

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Improvement in the commercial property market has been underpinned by improved liquidity in the sector • Investment market has remained very active over 1H14, with strong interest in properties offering secure, long term cash flows from a variety of buyers • Leasing market has been more subdued, although signs of improving demand are expected from mid 2014 • While investment activity has been strong and there is some evidence of prime yields firming, capital growth overall remains low, with total returns continuing to be driven by income • Competition in the market is intensifying Commercial property portfolio performing well 68 55 19 17 9 Commercial offices & diversified groups Retail Residential Industrial 18 12 7 7 7 9 40 NSW & ACT VIC QLD SA & NT WA NZ & Pacific Institutional Update pie charts for 30 Sept 2013 63 61 54 53 50 48 51 51 52 54 56 9.6 9.1 8.0 7.7 7.1 6.5 6.9 6.8 6.7 6.6 6.7 -2 10 10 1H09 2H09 1H10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Commercial property exposure ($bn) Commercial property as % of TCE 16 10 8 6 5 9 46 NSW & ACT VIC QLD SA & NT WA NZ & Pacific Institutional 54 19 17 10 Commercial offices & diversified groups Retail Residential Industrial 12.5 15.2 15.5 13.7 11.7 9.7 7.7 6.4 4.5 3.0 2H09 1H10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Commercial property portfolio TCE classified as stressed (%) Commercial property markets Commercial property exposures size ($bn) and % of TCE Commercial property portfolio by sector and region (%)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 0.50 0.57 0.63 0.67 0.68 0.62 0.60 0.58 0.56 0.44 0.34 0.29 0.29 0.36 0.46 0.51 0.41 0.40 0.35 0.35 0.31 0.28 1.27 2.23 2.18 2.07 1.66 1.45 1.26 1.24 1.03 0.85 0.75 2.06 3.09 3.17 3.20 2.85 2.48 2.26 2.17 1.94 1.60 1.37 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 5,500 0.0 1.0 2.0 3.0 4.0 1H09 2H09 1H10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Impaired (lhs) 90+ days past due well secured (lhs) Watchlist & substandard (lhs) IAP (rhs) Total Provisions (rhs) CAP (inc. economic overlay) (rhs) Provisioning coverage ratios 1H13 2H13 1H14 Collectively assessed provisions to credit RWA 106bps 99bps 97bps Collectively assessed provisions to performing non-housing loans 151bps 142bps 134bps Impaired asset provisions to impaired assets 40% 43% 46% Total provisions to gross loans 80bps 73bps 67bps Portfolio stress continues to reduce 69 Stressed exposures as a % of TCE and provisions ($m) % $m Movement in stressed exposures ($bn) 12.94 (0.21) (0.59) (0.02) (0.22) (0.28) (0.02) 11.60 2H13 WRBB SGB BTFG WIB NZ Pacific & Other 1H14

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Improvement in portfolio quality across all major sectors 70 162 531 568 872 925 745 792 738 886 1,232 1,179 1H09 2H09 1H10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Gross impaired assets returned to performing or repaid ($m) 1,798 2,149 1,218 1,748 1,519 1,343 1,060 1,194 997 958 708 1H09 2H09 1H10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 New and increased gross impaired assets ($m) 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 Property & business services Retail lending Wholesale & Retail Trade Agriculture, forestry & fishing Manufacturing Accommodation, cafes & restaurants Construction Services Transport & storage Utilities Finance & insurance Mining Other 1H13 2H13 1H14 Stressed exposures by industry ($bn)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 0.58 0.56 0.44 0.34 0.35 0.35 0.31 0.28 1.24 1.03 0.85 0.75 98.63 2H12 1H13 2H13 1H14 Fully performing portfolio Watchlist & substandard 90+ days past due well secured Impaired 97.83 98.06 98.40 Fully performing portfolio • Small cover as low probability of default (PD) • Includes economic overlay 0.25 0.24 0.23 0.23 Provisioning to TCE (%) 2H12 1H13 2H13 1H14 Provision cover by portfolio category 71 Exposures as a % of TCE1 Exposures as a % of TCE Watchlist & substandard • Still performing but higher cover reflects elevated PD 6.69 6.74 6.36 6.73 90+ days past due well secured • In default but strong security 5.55 5.37 5.36 5.23 Impaired assets • In default. High provision cover reflects expected loss 37.42 40.24 43.16 46.43 Collective provisions Impaired asset provisions

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 High quality Australian mortgage portfolio 72 Australian housing portfolio 1H13 Balance 2H13 Balance 1H14 Balance 1H14 Flow1 Total portfolio ($bn) 321.9 328.5 338.0 33.1 Owner-occupied (%) 48.1 47.9 47.6 47.7 Investment property loans (%) 42.2 43.1 44.0 49.2 Portfolio loan/line of credit (%) 9.7 9.0 8.4 3.1 Variable rate / Fixed rate (%) 85 / 15 81 / 19 84 / 16 76 / 24 Low Doc (%) 5.2 4.7 4.2 1.0 Proprietary channel (%) 58.2 58.0 57.5 55.7 First Home Buyer (%) 11.7 11.4 10.9 7.6 Mortgage insured (%) 24.4 23.3 22.2 13.5 1H13 2H13 1H14 Average LVR at origination (%) 69 69 69 Average dynamic2,3,4 LVR (%) 48 46 47 Average LVR of new loans5 (%) 70 72 72 Average loan size ($’000) 219 221 223 Customers ahead on repayments, including offset accounts2,6 (%) 70 71 73 Actual mortgage losses (net of insurance)7 ($m) 52 43 45 Actual mortgage loss rate annualised (bps) 3 3 2 0 10 20 30 40 50 60 70 0<=60 60<=70 70<=80 80<=90 90<=95 95+ 1H14 drawdowns LVR at origination Portfolio LVR at origination Portfolio dynamic LVR - 10 20 30 40 50 NSW & ACT VIC & TAS QLD WA SA & NT Australian banking system Total portfolio (all brands) 1H14 drawdowns (all brands) 8 2,3,4 Australian housing loan-to-value (LVR) ratios (%) Australian housing portfolio by State (%) 1 Flow is all new mortgage originations total settled amount originated during the 6 month period ended 31 March 2014 and includes RAMS. 2 Excludes RAMS. 3 Dynamic LVR represents the loan-to-value ratio taking into account the current outstanding loan balance, changes in security value and other loan adjustments. 4 Property valuation source Australian Property Monitors. 5 Average LVR of new loans is based on rolling 6 month window for each half year period. 6 Customer loans ahead on payments exclude equity/line of credit products as there are no scheduled payments. 7 Mortgage insurance claims 1H14 $3m (2H13 $14m, 1H13 $10m). 8 ABA Cannex February 2014.

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Australian mortgage customers continue to display a cautious approach to debt levels, taking advantage of historically low mortgage rates to pay down debt – Including mortgage offset account balances, 73% of customers are ahead of scheduled payments, with 21% of these being more than 2 years ahead – Excluding mortgage offset account balances, 56% of Australian mortgage customers are ahead of scheduled payments • Sound underwriting criteria underpin the Group’s very low level of residential mortgage arrears and losses • Credit policies are broadly aligned across brands and all credit decisions are made by the Westpac Group, regardless of the origination channel • Loan serviceability assessments include an interest rate buffer, adequate surplus test and discounts to certain forms of income (e.g. dividends, bonus or rental income) • Westpac has a minimum assessment rate, often referred to as a floor rate, currently set at 6.80% p.a. across all brands • In the current interest rate environment, the minimum assessment rate is at least 185bps higher1 than the standard lending rate Mortgage customers continuing to repay ahead of schedule 73 Australian home loan customers ahead on repayments2,3 (%) 1 Excludes RAMS which is 182bps. 2 Excludes RAMS. 3 Customer loans ahead on payments exclude equity loans/line of credit products as there is no scheduled principal payments. ‘Behind’ is more than 30 days past due. ‘On time’ includes up to 30 days past due. 0 10 20 30 40 50 Behind On Time < 1 Month < 1 Year < 2 Years > 2 Years Mar-13 Sep-13 Mar-14 Mar-14 inc. mortgage offset accounts 312.5 31.9 15.2 321.5 (6.7) (15.1) (12.8) (3.5) 2H13 New lending Redraw/ Interest/fees Contract repayments Accelerated repayments Property sales & other runoff External refinance 1H14 Ahead on repayments 20.8 1H09 2H09 1H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Aust. mortgage offset account balances2 ($bn) Australian mortgage2 balance growth ($bn) exc. mortgage offset accounts

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Delinquencies • Sustained period of low interest rates and a continued conservative approach to debt by borrowers has supported very strong credit quality • 90+ days delinquencies remain low at 50bps, down 3bps (down 8bps 1H13/1H14) • 30+ days delinquencies 128bps, up 8bps (down 15bps 1H13/1H14) reflecting normal seasonal trends for the first half Properties in possession • Properties in possession of 189 at March 2014, down from 353 at September 2013 (248 at March 2013) • Represents <2bps of the portfolio Loss rates • Portfolio losses of $45m represent an annualised loss rate of 2bps (net of insurance claims1) • Loss rates remain very low by international standards due to sound underwriting standards, high levels of borrower equity, mortgage insurance and active collections strategies Australian mortgage delinquencies at low levels 74 1 Mortgage insurance claims 1H14 $3m (2H13 $14m, 1H13 $10m). - 1.0 2.0 3.0 Sep-08 Dec 08 Mar-09 Jun 09 Sep-09 Dec 09 Mar-10 Jun 10 Sep-10 Dec 10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 90+ Past Due Total 90+ First Home Buyer 90+ Investor 30+ Past Due Loss Rates 0.0 0.5 1.0 1.5 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Sep-13 Dec-13 Mar-14 ALL NSW/ACT VIC/TAS QLD WA SA/NT Australian mortgages delinquencies and loss rates (%) Australian mortgage 90+ days delinquencies (%)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Investment property loans (IPLs) 44% of Westpac’s Australian mortgage portfolio • 46% of IPL loans originated at 75-80% LVR, to maximise tax benefits and avoid mortgage insurance costs • Majority of IPLs are interest-only, however the actual amortisation profile closely tracks the principal and interest portfolio – 41% of interest-only IPL customers ahead on repayments • Compared to owner-occupied applicants, IPL applicants on average are older, have higher incomes and higher credit scores • Specific credit policies apply to IPLs to assist risk mitigation, including – Holiday apartments subject to tighter acceptance requirements – Additional LVR restrictions apply to single industry towns • IPL delinquency performance historically better than portfolio average – At 1H14, IPL 90+ days delinquencies were 39bps compared to 50bps for total portfolio • IPL losses $22m1 in 1H14, representing an annualised loss rate of 3bps • Self-managed Super Fund balances, a very small part of the portfolio, at <1% of Australian mortgage balances Australian investment property portfolio performing well 75 1 Excludes RAMS. 2 The average number of securities for multi-IPL customers is two. 0 10 20 30 40 50 0-60 60-70 70-75 75-80 80-85 85-90 90-95 95-97 97+ Owner Occupied IPL 0.0 0.5 1.0 Mar-10 Sep-10 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 All Non-IPL Mix (IPL & Owner Occ.) Multi (More than 1 IPL) Single IPL Loan-to-value ratio at origination1 (%) 90+ days delinquency by customer type1 (%) 28 25 47 Single IPL Mix (IPL & Owner Occ.) Multi (>1 IPL) IPL1 portfolio (%) By customer type 0 5 10 15 20 25 0<=50 50<=75 75<=100 100<=125 125<=150 150<=200 200<=500 500<=1m 1m+ Owner Occupied IPL Applicants by gross income band1 (%) 2.2 3.1 1.2 1H14 total portfolio 1H14 IPL portfolio 1H14 Owner Occ. portfolio 1992 total portfolio (last recession) Loss rates1 (bps) IPL average dynamic LVR1 51% 2 11.0

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Lenders mortgage insurance managing risk transfer 76 1 Limited waivers of the LMI requirement are provided to certain approved borrowers. Waivers are not provided to Low Doc borrowers. 2 Prudential Capital Requirement (PCR) determined by APRA. 3 Insured coverage is net of quota share. 4 Loss ratio is claims over the total of earned premium plus reinsurance rebate plus exchange commission. 77.8 10.0 12.2 LVR >80% to 90% and Low Doc LVR >60% to 80% insured through captive LMI LVR >90% insured externally 40% risk retained by WLMI 3 Lenders mortgage insurance structure at 31 March 2014 LVR 80% and Low Doc LVR 60% not insured 1H13 2H13 1H14 Insurance claims ($m) 10 14 3 WLMI loss ratio4 (%) 30 39 10 Gross written premiums ($m) 25 25 24 • Lenders mortgage insurance (LMI) provides benefits to the Westpac Group – Risk transfer / loss mitigation – Improvement in the quality of risk acceptance via the additional layer of independent review provided by the mortgage insurers • New mortgages with origination LVR between 80-90% (or 60-80% for Low Doc)1 are generally covered by Westpac Lenders Mortgage Insurance (WLMI), Westpac’s captive lenders mortgage insurer. A portion of that portfolio (60%) is subsequently reinsured via a quota share arrangement • Quota reinsurance arrangements through four providers further reduces risk by not relying on a single supplier • Mortgages with origination LVR >90% are generally insured with third parties • WLMI provides the Westpac Group with an increased return on the mortgages it insures through the capture of underwriting profit • WLMI is strongly capitalised (separate from bank capital) and subject to APRA regulation. Capitalised at 1.31x PCR2 • Scenarios confirm sufficient capital to fund claims arising from events of severe stress – estimated losses for WLMI from a 1 in 200 year event are $204m (net of re-insurance recoveries). This is lower compared to 2H13 in line with reductions in WLMI’s portfolio Quota share reinsurance 60% risk transferred through quota share with Genworth Australia, QBE LMI, Arch Re and Tokio Millennium In-house mortgage insurance WLMI External Mortgage Insurance Westpac channel through QBE LMI St.George and RAMS through Genworth

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Mortgage portfolio stress testing outcomes 77 1 Assumes 30% of LMI claims will be rejected in a stressed scenario. 2 Stressed loss rates are calculated as a percentage of mortgage exposure at default. Australian mortgage portfolio stress testing as at 31 March 2014 Key assumptions Stressed scenario Current Year 1 Year 2 Year 3 Portfolio size ($bn) 338 326 320 318 Unemployment rate (%) 5.8 11.6 10.6 9.4 Interest rates (cash rate, %) 2.5 1.25 1.25 1.25 House prices (% change cumulative) 0.0 -13.0 -22.4 -26.2 Annual GDP growth (%) 2.8 -3.9 -0.2 1.7 Key outcomes Stressed losses (bps) (net of LMI recoveries)1,2 2 26 32 7 • Westpac regularly conducts a range of portfolio stress tests as part of its regulatory and risk management activities • The Australian mortgage portfolio stress testing scenario presented represents a severe recession and assumes that significant reductions in consumer spending and business investment lead to six consecutive quarters of negative GDP growth, resulting in a material increase in unemployment and nationwide falls in property and other asset prices • Estimated Australian housing portfolio losses under stress conditions are manageable and within the Group’s risk appetite and capital base – Cumulative total losses of $2.2bn over three years for the uninsured portfolio – Cumulative claims on LMI, both WLMI and external insurers, of $765m over the three years • Westpac’s captive mortgage insurer, Westpac Lenders Mortgage Insurance (WLMI), separately conducts stress testing to ensure it is sufficiently capitalised to cover mortgage claims arising from a stressed mortgage environment • Preferred capital ranges incorporate buffers at the Westpac Group level that consider the combined impact on the mortgage portfolio and WLMI of severe stress scenarios

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Unsecured consumer asset quality has remained strong as continuing low interest rates have assisted debt serviceability and the Group’s sound approach to credit decisioning has been maintained • Overall Australian consumer unsecured delinquencies increased 9bps to 115bps (down 17bps 1H13/1H14) • Changes in delinquencies in 1H14 reflect normal seasonal trends • Australian credit card 90+ days delinquencies were up 6bps to 99bps (down 13bps 1H13/1H14) – Average payments to balance ratio continued to trend upwards, increasing 99bps to 48.7%, reflecting ongoing consumer caution towards debt • Australian personal loan portfolio (incl. auto) 90+ days delinquencies were up 11bps to 117bps (down 15bps 1H13/1H14) – Personal loan delinquencies (excl. auto) 155bps – Auto loan portfolio increased to $7.4bn following acquisition of Lloyds – Australian auto loan 90+ days delinquencies were up 17bps to 93bps (down 7bps 1H13/1H14) Australian unsecured lending portfolio performing well 78 Australian unsecured lending 90+ days delinquencies (%) 1 Cards average payments to balance ratio is calculated using the average payment received compared to the average statement balance at the end of the reporting month. 1.55 1.15 0.93 0.0 0.5 1.0 1.5 2.0 2.5 3.0 Sep-10 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Credit cards Personal loans (excl Auto Loans) Total unsecured lending Auto loans 45% 21% 34% Credit cards Personal Loans Auto Loans 48.7 1H07 2H07 1H08 2H08 1H09 2H09 1H10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Australian credit card average payments to balance ratio1 (%) Australian unsecured lending portfolio as at 31 March 2014 ($bn) 9.8 4.5 7.4 1H14 21.7 0.99

FIRST HALF 2014 BUSINESS UNITS COMPARISON OF 1H14 VERSUS 2H13 CASH EARNINGS BASIS (UNLESS OTHERWISE STATED)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 1,902 2,130 2,196 2,324 2,461 1H12 2H12 1H13 2H13 1H14 13% CAGR1 AFS consistent track record of Cash Earnings growth AFS Up 13% Up 3% Up 3% 2,196 141 128 2,324 122 142 84 2,461 (52) (48) (41) (120) (91) 1H13 Net II Non-II Expenses Impairment charges Tax & NCI 2H13 Net II Non-II Expenses Impairment charges Tax & NCI 1H14 Up 6% Up 6% 2,324 2,461 2,196 71 10 47 38 71 28 1H13 WRBB SGB BTFG 2H13 WRBB SGB BTFG 1H14 Up 6% Up 6% 51 31 18 WRBB SGB BTFG • Cash Earnings up 6% (up 12% 1H13/1H14) • All AFS businesses contributed to the strong performance. Lloyds acquisition added around 1% to revenue and expense growth, with a Cash Earnings impact of $14m • Net interest income up $122m (3%), with improving balance sheet momentum and well managed margins, up 2bps • Non-interest income up $142m (7%) driven by strong wealth revenues • Expenses up $120m (4%), impacted by higher wealth performance related fees and the Lloyds acquisition (up 1% excluding these items) • Impairment charges down $84m (20%) due to continued run-off in stressed exposures and improvements in credit quality across portfolios Cash Earnings movement ($m) Key features of AFS in 1H14 Cash Earnings contribution ($m) Cash Earnings ($m) and contribution (%) 1 CAGR represents compound average growth rate from 1H12 to 1H14 (annualised). 80

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 3,187 3,401 3,517 3,734 3,878 1H12 2H12 1H13 2H13 1H14 Sustainable growth with all divisions contributing • Sustainable increase in balance sheet momentum across the business – Mortgages at 0.9x system2, up from 0.7x in 2H13 – Credit cards at 1.9x system3, up from 0.6x in 1H13 • Lloyds acquisition delivering additional growth and capabilities • Co-ordination between banking and wealth delivering with BT Cash Earnings up 21% on 1H13 and WRBB wealth penetration at a sector leading4 21.9% • Banking customer numbers up 1% (up 2% 1H13/1H14). MyBank customer numbers up 2% (up 5% 1H13/1H14) • Growth has been delivered along with a focus on asset quality. Mortgage risk scores stable. Lending loan to value ratio steady 1,031 554 317 1,127 635 368 1,142 691 363 1,213 701 410 1,251 772 438 WRBB SGB BTFG 1H12 2H12 1H13 2H13 1H14 • AFS branch network reconfiguration well under way – WRBB: 34 Bank Now sites opened5 with Smart ATMs and new digital technology. Commencing roll-out of Connect Now for SMEs – SGB: 61 FreshStart branches and Business Connect in 112 branches • Technology investment delivering improved customer interactions – New Westpac online/mobile platform roll-out continuing, launched BT Panorama and rolled out first phase, ‘BT Cash’ – 32m pro-active service messages sent • Digital is driving sales and service improvements with 9% of deposits and 48%6 of SGB credit card sales via digital. 3,500 Livechats a month • Total customer complaints down 20% with ATM complaints down 12% and deposit complaints down 23% • 730K accounts converted to e-statements in 1H14 All business units delivering sustainable Cash Earnings growth ($m) Continuing to improve the customer experience AFS sustainable growth, meeting all our customer needs Core earnings growth ($m) 1 CAGR represents compound average growth rate from 1H12 to 1H14 (annualised). 2 RBA Financial Aggregates, March 2014. 3 APRA Banking Statistics, March 2014. 4 Refer slide 134 for wealth penetration metric provider. 5 Includes 24/7 lobbies. 6 Does not include sales through contact centres or brokers. 10% CAGR1 17% CAGR1 17% CAGR1 AFS 81 10% CAGR1

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • AFS active digital customers as a percentage of total customers up 1.2 percentage points to 41.9% • Percentage of digital sessions conducted via mobile has increased strongly, up 5.2 percentage points to 51.3% • 1H14 digital sales accounted for 10.6% of total core retail banking sales, up from 9.1% and peaking at 11.3% in February 2014 • Number 1 ranking in mobile customer satisfaction for WBC1 in December 2013 quarter compared with the other major Australian banks • 23% of SGB account maintenance updates now digital, with around 30,000 card activations via digital per month • New online and mobile platform, full roll-out through 2014 to WRBB customers Delivering more functionality for customers via digital Digital growth deepening relationships and improving service Continuing to roll-out new products Shift in payment transactions 1H14 – 1H13 (%) 1H12 2H12 1H13 2H13 1H14 Active digital customers (% of total customer base) 36.2 38.5 39.5 40.7 41.9 % of digital sessions via mobile 27.5 36.1 43.5 46.1 51.3 AFS digital banking logins (m) 242 268 288 320 338 Digital sales as a % of total core retail banking sales n/a 8.2 10.2 9.1 10.6 WBC Mobile Proximity Payments Innovative mobile payments solution allowing WBC customers to download their Visa and MasterCard Debit and Credit Cards to their Samsung phones and make tap and go payments in-store WBC New Online Banking: new capabilities including single view of all accounts including external accounts, transaction search for up to 3 years of history, report lost/stolen card, overseas travel notification, change credit card limit, view important alerts, targeted sales/service offers 6.9 8.2 9.7 (3.8) (1.8) (9.5) (5.4) Online/ mobile EFTPOS Direct Entry ATM Branch Telephone service Cheques 1 RFi, Australian Mobility Banking Program, December 2013 survey results. AFS 82

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Lifting mortgage growth in sustainable way 1 RBA Financial Aggregates, March 2014. 2 Includes movement in impairment provisions. 3 Excludes top-ups. 4 Westpac data, APRA ADI property exposure statistics, December 2013. 5 Other ADIs consist of ADIs that are not banks, building societies or credit unions. AFS net mortgage lending volumes ($bn) Loans approved above 80% LVR4 19 19 21 21 21 18 21 21 34 34 34 34 34 33 35 34 WBC ADIs (excluding 'other ADIs') 321.5 328.2 337.8 (22.8) (23.5) 29.5 33.1 1H13 New lending Run-off 2H13 New lending Run-off 1H14 AFS new home lending ($bn) 14.6 16.8 18.4 10.9 12.7 14.7 1H13 2H13 1H14 3rd party Proprietary Applications, approvals and drawndowns uplift3 Applications (# daily average) Approvals ($bn) Drawdowns ($bn) 1H13 2H13 1H14 1H13 2H13 1H14 1H13 2H13 1H14 Up 23% Up 25% Up 31% • AFS mortgage market share of 23.2% and lifting growth closer to system1 – Grew at 0.9x in 1H14 (up from 0.7x 2H13) • Improvement in key business drivers resulting in sustainable growth – Daily application volumes up 6% (up 23% 1H13/1H14) – Approvals up 3% (up 25% 1H13/1H14) – Drawdowns up 13% (up 31% 1H13/1H4) • Sales force capacity lifted with additional home finance managers • 12% uplift in new lending through both proprietary and 3rd party • Risk appetite unchanged with – Mortgage risk scores stable – Little change in average LVRs • Mortgage complaints down 17% AFS 83 2 2 5

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Growth in business banking, aided by Lloyds 1 Net loans. 99.6 100.8 98.4 100.6 105.1 8.0% 7.8% 7.2% 6.3% 5.2% 0% 200% 400% 600% 800% 1000% 1200% 60 65 70 75 80 85 90 95 100 105 110 1H12 2H12 1H13 2H13 1H14 Business TCE ($bn) Stressed business to TCE (%) Business banking customers (#’000) Business TCE 949 969 985 1,007 1,038 1H12 2H12 1H13 2H13 1H14 • AFS business lending up 5% (broadly flat excluding Lloyds acquisition) and up 6% on 1H13 (1% excluding Lloyds acquisition) – Business customers up 3% – Stressed business to TCE down 108bps to 5.2% (stressed balances down $852m) – New lending volumes up 15% for WRBB and 18% for SGB on 1H13 • WRBB up 1% with local business banking model and industry specialisation delivering • SGB up 10% (down 3% excluding Lloyds) – Investment in banker capability and banking franchise, with higher performance in Business Connect SME distribution model – Offset by run-off, mostly commercial property, including stressed loans AFS 84 77.9 76.7 1.8 (1.5) (0.9) 75.7 3.8 80.2 (0.7) (0.8) 0.6 2H12 Stressed assets Non-stressed growth 1H13 Stressed assets Non-stressed growth 2H13 Stressed assets Non-stressed growth Lloyds 1H14 Down 3% Up 1% Up 5% Business lending1 ($bn)

Consumer finance delivering strong growth

AFS

- Total consumer finance up 17% to $22.0bn (up 4% excluding Lloyds acquisition)
- Improving momentum across both personal lending and credit cards
  - Applications for credit card up 44%
  - Credit card growth at 1.9x system[1] with market share up 44bps to 22.5%
  - Personal lending growth at 1.5x system[2], with market share up 55bps to 27.3%
- Strong auto finance growth up 69% (up 5% excluding Lloyds)
- Simplification and service enhancements materially improving customer experience
  - Total consumer finance products offered reduced from 33 to 20 in the last 12 months
  - 28% reduction in credit card complaints
  - 16% reduction in personal loan complaints

Consumer finance lending growth ($bn)



18.6
0.2
0
18.8
0.2
0.5
2.5
22.0
Up 1%
Up 17%
1H13
Auto finance
Other consumer finance
2H13
Auto finance (excl. Lloyds)
Other consumer finance
Lloyds (auto finance)
1H14

Credit card and personal loan applications (#'000)



Credit cards
Personal lending
226
126
172
140
204
145
179
148
257
160
1H12
2H12
1H13
2H13
1H14

AFS market share in credit cards[1] (%)



22.3
22.0
22.5
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14

AFS market share in personal lending[2] (%)



26.6
27.3
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14

1 APRA monthly banking statistics, March 2014. 2 RFi data, March 2014, excludes Auto Finance.

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 85

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Deposit focus on growth and quality 1 APRA Banking Statistics, March 2014. 55.8 58.1 59.4 61.1 59.8 1H12 2H12 1H13 2H13 1H14 1.1 1.1 1.2 1.3 1.0 22.4 22.5 22.7 23.0 23.0 20.00 20.20 20.40 20.60 20.80 21.00 21.20 21.40 21.60 21.80 22.00 22.20 22.40 22.60 22.80 23.00 23.20 23.40 23.60 23.80 1H12 2H12 1H13 2H13 1H14 System multiple Market share AFS customer deposit to loan ratio (%) Household deposits1 market share (%) and system multiple (x) (4.2) 246.9 13.5 259.0 8.5 263.3 (1.4) 1H13 Term deposits Savings, transactions and online deposits 2H13 Term deposits Savings, transactions and online deposits 1H14 Up 5% Up 2% Lloyds reduced deposit to loan by 87bps • Deposit to loan ratio down slightly to 59.8%, impacted by the Lloyds acquisition and a focus on originating quality deposits (excluding Lloyds deposit to loan ratio at 60.7%) • Household deposits – Maintained household deposit market share at 23.0%, growing at 1.0x system1 in the half following a sustained period of above system growth – Improved quality in portfolio. Focus on gathering deposits of higher quality that better supports upcoming liquidity coverage ratio requirements. Targeted reduction in certain business deposits where customer only has one product with the Group • Deeper core customer relationships with MyBank customers up 2% (up 5% 1H13/1H14). Consumer transaction balances increased 9% AFS deposit ($bn) AFS 86

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Westpac’s strategy is one of meeting the total financial needs of customers and its commitment was stepped up with the creation of AFS • AFS success is demonstrated by a leading wealth penetration position of 19.7% which improved 440bps over the last 4 years, well ahead of peers1 • Strong banking and wealth alignment driving deeper customer relationships – BT Super for Life (retail) customers up 9% (up 24% 1H13/1H14) and FUM up 16% (up 45% 1H13/1H14) – Strong growth in Life Insurance with share up 46bps to 10.8%2 (up 109 bps 1H13/1H14) – Home and Contents insurance penetration1 up 51bps to 7.9% (up 54bps 1H13/1H14) – Bankers across AFS equipped for wealth conversations with 1,278 AFS employees holding financial advice accreditation RG146 (tier 1 general advice)3 • Wealth investment continues with BT Panorama and the launch of BT Cash. Ongoing investment will deliver phased capabilities to transform how customers build, manage and protect their wealth Wealth is part of our banking DNA 87 1 Refer slide 134 for wealth penetration metrics. 2 Plan for Life rolling 12 month average. New sales includes sales, premium re-rates, age and CPI indexation. December 2013. 3 The RG146 Tier 1 General Advice accreditation provides Bankers with the fundamental knowledge they need to confidently talk about wealth creation and protection strategies and provide general advice. 4 Plan for Life, December 2013. 314 348 396 432 2.3 2.9 3.7 4.3 2H12 1H13 2H13 1H14 Total customers ('000) FUM $bn 7.8% 7.8% 8.1% 9.7% 10.8% Dec-09 Dec-10 Dec-11 Dec-12 Dec-13 WBC Peer 1 Avg of next Top 4 Peer 2 AFS Individual income protection lapse rates4 (%) Customer wealth penetration change over last 4 years1 (bps) Life Insurance new sales market share2 (%) 12.3% 11.6% 11.6% 11.9% 11.7% Dec-09 Dec-10 Dec-11 Dec-12 Dec-13 WBC Peer 1 Peer 3 Peer 2 BT Super for Life (retail) customer numbers and FUM Life Insurance Individual new sales market share2 (%) 440 143 92 (13) WBC Peer 1 Peer 2 Peer 3

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Expenses increased 4%, impacted by the Lloyds acquisition and higher BT performance related fees. Excluding these items operating expenses up 1% • Simplification program is delivering structural productivity – Total of 95 FreshStart and BankNow branches1 – Digital channels are now generating 11% of total retail sales – Complaints down 20% • Expense to income ratio up 7bps to 43.7% (down 96bps 1H13/1H14), impacted by Lloyds (added 2bps) and higher BT performance related fees and payments (added 14bps) • Revenue per FTE up 3% (up 7% 1H13/1H14) from a focus on branch productivity, lifting customer facing staff as a percentage of total staff, and strong wealth revenues 2,736 2,775 2,840 2,892 3,012 1H12 2H12 1H13 2H13 1H14 Delivering efficiency while improving the customer experience 4% Expenses up 4% (1% excluding Lloyds and BT performance fees) 304 322 334 347 357 1H12 2H12 1H13 2H13 1H14 46.2 44.9 44.7 43.6 43.7 1H12 2H12 1H13 2H13 1H14 1 Includes 24/7 lobbies. Disciplined expense management ($m) Revenue per FTE ($‘000) Expense to income ratio (%) AFS 88

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 1.40 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Watchlist & substandard 90+ days past due well secured Impaired 0.99 0.50 0.0 0.5 1.0 1.5 2.0 Sep-08 Mar-09 Sep-09 Mar-10 Sep-10 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Mar-14 Credit cards Mortgages 366 330 89 414 8 (124) (15) (42) 1H13 2H13 New IAPs Write-backs Recoveries Write-offs Changes in CAPs 1H14 AFS high quality portfolio, significant improvement in business Down 20% 414 330 31 46 (47) (109) (5) 2H13 WRBB consumer WRBB business SGB consumer SGB business BTFG 1H14 Movement in impairment charges ($m) 90+ days delinquencies (%) Stressed exposures as a % of TCE Movement in impairment charges ($m) Down 20% • AFS impairment charges down 20%, with the improvement in portfolio quality continuing • AFS stressed exposures as a % of TCE reduced 21bps to 1.40% • Impaired assets down 7bps to 32bps of TCE • Continued improvement in business portfolio quality, with asset sales and refinancing helping to reduce stressed assets by $821m (10%) • Consumer portfolio remains sound, supported by low interest rates and consumer caution which has seen improved debt serviceability – Mortgage 90+ days delinquencies down 3bps to 50bps (down 8bps 1H13/1H14) – Credit card 90+ days delinquencies up 6bps to 99bps (down 13bps 1H13/1H4) AFS 89

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 1,142 83 46 2 1,213 49 8 16 (24) (36) (21) (14) 1,251 1H13 Net II Non-II Expenses Impairment charges Tax & NCI 2H13 Net II Non-II Expenses Impairment charges Tax & NCI 1H14 Cash Earnings  3% • Up $38m to $1,251m Core earnings  2% • Up $36m to $2,014m with 2% revenue growth Net interest income  2% • Deposits up 2% and customer deposit to loan ratio up 11bps to 58.6% • Lending up 2%, with 2% growth in home lending and 1% in business lending Margins  2bps • Margins up to 2.37% • Deposit spreads up 4bps due to repricing of term deposits and at-call accounts, net of hedging impacts • Lending spreads down 4bps due to lowering SVR in Aug13, higher fixed rate lending Non-interest income  1% • Increased credit cards revenue from higher activity levels and launch of Westpac Black card Expenses  1% • Productivity savings in branches and customer servicing, partly offsetting salary and lease cost increases, volume related costs and increased project spend Impairment charges ¯ 7% • Impairment charges down $16m to $226m from improved asset quality in business lending and continuing low delinquency rates in consumer WRBB a strong franchise with consistent growth in Cash Earnings 90 Cash Earnings movement ($m) Movement 1H14 – 2H13 WRBB Up 6bps 2.37 2.31 2.35 (4bps) 4bps 2bps 1H13 2H13 Assets Customer deposits Wholesale funding & other 1H14 Up 3% Up 6% Up 2bps Net interest margin (%) Cash Earnings ($bn) 0.9 1.0 1.0 1.1 1.1 1.2 1.3 1H11 2H11 1H12 2H12 1H13 2H13 1H14

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • In Retail, continued to invest in convenient banking, with 34 Bank Now branches and 24/7 sites (up 17), mobile customers up 8%, launch of a new online platform, and service complaints down 25% • In Business, established a Small Business Banking division and launched Connect Now to enable us to provide expertise and advice to more business customers via video conference • Meeting more of our customer's financial needs has resulted in market leading wealth penetration of major banks1 at 21.9% (up 70bps) and increased products per retail customer2 at 3.03 (up 3bps) • Productivity continued to improve through branches, over 600K customers moving to e-statements and processing efficiencies (including 70% reduction in mortgage top-up time to yes) enabling a 11bps reduction in expense to income ratio and improved sales productivity with revenue per FTE up 3%. • Awarded 2014 AB+F Award for Business Banking at Branch; Roy Morgan’s Major Business Bank of the Year Satisfaction Award 2013; AIMIA Award – Best Enterprise Category for Westpac Banking for iPad 1H13 2H13 1H14 Change on 2H13 Customer deposit to loan ratio (%) 56.4 58.5 58.6  11bps Revenue per FTE ($‘000) 341 359 369  3% Expense to income (%) 45.3 44.3 44.2 ¯ 11bps 1H13 2H13 1H14 Change on 2H13 Customers (#m) 6.07 6.11 6.20 1% Business customers (#‘000) 711 722 741 3% Active online customers (#m) 2.37 2.45 2.53 3% Active mobile customers (#m) 1.37 1.51 1.64 8% BankNow and 24/7 sites (#) 6 17 34 17 MyBank customers3 (#m) 1.21 1.23 1.25 2% Average products per customer2 (#) 2.85 3.00 3.03 3bps Wealth penetration1 (%) 20.9 21.2 21.9 70bps Service quality (complaints #‘000) 35.4 35.8 26.7 (25%) Women in senior leadership (%) 42 43 45 2ppts Deepening customer relationships and transforming customer experience through digital 91 Key features of 1H14 Key non-financial metrics Key financial metrics 1 Refer to slide 134 for wealth penetration metrics provider details. 2 Products per customer metrics defined on page 135. 3 Rebased 2013 MyBank data to align calculation across AFS business units. WRBB

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 1,692 1,780 1,873 1,978 2,014 1H12 2H12 1H13 2H13 1H14 2.75 2.84 2.85 3.00 3.03 1H12 2H12 1H13 2H13 1H14 300 320 341 359 369 1H12 2H12 1H13 2H13 1H14 20.3 20.8 20.9 21.2 21.9 1H12 2H12 1H13 2H13 1H14 Consistently delivering growth, return, strength and productivity 92 Core earnings ($m) Revenue per FTE2 ($’000) Average products per customer3 (#) Customers with wealth products1 (%) 1 Refer to slide 134 for wealth penetration metrics provider details. 2 Based on average FTE. 3 Products per customer metrics defined on page. 135. 246 250 252 256 262 1H12 2H12 1H13 2H13 1H14 Total net loans ($bn) WRBB 53.5 55.3 56.4 58.5 58.6 1H12 2H12 1H13 2H13 1H14 Customer deposit to loan ratio (%)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Cash Earnings  10% • Up $71m to $772m with all brands contributing • Up 8% excluding Lloyds Core earnings  4% • Up $42m to $1,213m • 4% revenue growth Net interest income  4% • Lending up 6% (up 2% excluding Lloyds) • Deposits flat, with good underlying growth in household deposits Margins  2bps • Margins up to 2.27% (Lloyds added 2bps) • Deposit spreads improved 5bps and wholesale funding contributed 1bp • Offset by a 6bps decline in asset spreads, mostly reflecting increased competition and customer preference for fixed rate lending Non-interest income  5% • Higher interchange fees from growth in credit card balances and a rise in credit card activity • Fee income related to Lloyds added $8m Expenses  5% • Expenses up 1% excluding Lloyds • Expansion of Bank of Melbourne and continued roll-out of Business Connect model for serving SME customers • Partly offset by productivity initiatives Impairment charges ¯ 37% • Impairment charges down $63m to $108m • Business impairment charges declined with a continued reduction in stressed assets, particularly property • Consumer impairment charges higher, mainly due to credit card and auto finance loans St.George delivering growth and flexibility 93 Up 9% Up 14% 37% JIM 691 62 13 0 701 69 11 63 772 (16) (49) (38) (34) 1H13 Net II Non-II Expenses Impairment charges Tax & NCI 2H13 Net II Non-II Expenses Impairment charges Tax & NCI 1H14 1,033 1,098 1,112 1,171 1,213 1H12 2H12 1H13 2H13 1H14 1.62 1.65 1.76 1.84 2H11 1H12 2H12 1H13 4% 2.20 2.25 2bps (6bps) 5bps 1bp 2.27 1H13 2H13 Lloyds Assets Customer deposits Wholesale funding & other 1H14 Up 10% Up 1% Up 2bps Cash Earnings movement ($m) Movement 1H14 – 2H13 Core earnings ($m) Net interest margin (%)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Continued to build on gains in recent halves with all brands positively contributing to Cash Earnings growth • Strong momentum continues including: customer numbers up 9% (up 2% excluding Lloyds), 1x system growth in housing1, household deposits2, and improved consumer finance (up 7% excluding Lloyds). BoM customers up 6% and growing well above system in household deposits3 (2.5x) and mortgages (2.0x)4. Lloyds acquisition delivering in line with expectations • MyBank customers up 2% and rank clear 3rd of majors for wealth penetration5 at 16.1% (up 122bps) • Continued productivity allowing ongoing investment in BoM (up 9 to 86 branches/instores), deployment of Business Connect (up 82 to 112 branches) and roll-out of FreshStart (up 54 to 61 branches) • Maintained innovative leadership with customers now identified via banking app on entering a branch. Winner Best First Home Buyer lender6 1H13 2H13 1H14 Change on 2H13 Customer deposit to loan ratio (%) 56.3 58.0 54.7 ¯ 337bps Revenue per FTE7 ($‘000) 358 370 368 ¯ 1% Expense to income (%) 38.4 37.7 38.1  40bps 1H13 2H13 1H14 Change on 2H13 Customers (#m) 3.22 3.26 3.55 9% Business customers (#’000) 278 287 296 3% Active mobile customers (#m) 0.47 0.52 0.57 10% Active online customers (#m) 1.20 1.27 1.32 4% Branches with Smart ATMs (%) 21.5 25.2 27.1 190bps MyBank customers (#’000) 488 508 518 2% Avg. products per customer8 (#) 2.39 2.46 2.48 2bps Wealth penetration5 (%) 15.2 14.9 16.1 122bps Service quality (complaints #’000) 10.8 11.1 10.9 Down 2% Women in senior leadership (%) 45 46 45 x 1ppt Significant improvement in key operating metrics 94 1 APRA Banking Statistics, March 2014. 2 RBA Financial Aggregates, March 2014. 3 BoM growth multiple is for 6 months to Dec 13 for Victoria and estimated from State based ABS National Accounts along with ABA/Cannex surveys. 4 Growth multiple is for the 6 months to Feb 14 for Victoria and based on ABS new housing finance statistics, State based ABS new housing finance statistics, State based ABS National Accounts data along with ABA Cannex surveys. 5 Refer to slide 134 for wealth penetration metrics provider details. 6 Australian Lending Awards, 2014. 7 Average FTE inclusive of Lloyds. Excluding Lloyds, revenue per FTE flat on 2H13. 8 Refer to slide 135 for average products per customer provider. Key features of 1H14 Key non-financial metrics Key financial metrics

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Positive Cash Earnings growth funding expansion • 84 branches/instores (up 7) • Market share 4.5% (up 20bps)1 • Household deposits 2.5x Victorian banking system2 and mortgages 2.0x Victorian system3 • Household deposits up 11% to $4.7bn, mortgages up 8% to $16.3bn and total lending up 5% to $22.2bn • 6% lift in customer numbers. MyBank customer growth up 7% • Regional Bank of the Year, Smart Investor Blue Ribbons Awards, August 2013 All brands contributing with many growth opportunities 95 1 Market share as measured by footings (household deposits and housing balances). 2 Bank of Melbourne growth multiple is for the 6 months to Dec13 for Victoria and estimated based on State based ABS National Accounts data along with ABA/Cannex surveys. 3 Growth multiple is for the 6 months to Feb 14 for Victoria and estimated based on ABS new housing finance statistics, State based ABS National Accounts data along with ABA/Cannex surveys. • Innovative distribution model in branches, providing efficient access to specialists using online, video and mobile channels • Rolled out to 112 branches, with plans to increase to 150 branches by end of FY14 • Success includes – Strong endorsement from customers and engagement from staff – Increased customer facing time for business bankers from 30% to 70% – Application forms reduced by 80% and time it takes a customer to complete has halved (5 products in 15 minutes) – 95% of video conference referrals have resulted in an average products per customer of 4.5 • Leverage strong heritage of online/mobile capability – First internet banking (1995) – Real time banking (1999) – First to send SMS alerts (2003) – First savings/transaction accounts opened via mobile devices (2010) • Provide innovative customer solutions – Credit and debit card application and activation via mobile (2012) – Personal loans on mobile (2013) – Ability to view e-statements via mobile (2013) – Identifying customers entering branch via banking app (March 2014) 3.9 3.7 3.3 3.2 2.8 2.3 1.8 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Positive Cash Earnings across all brands ($m) Bank of Melbourne delivering growth SME Business Connect gaining traction Excellent customer growth (#’000) Maintaining innovation edge Quality improvement – reduced stressed assets to TCE (%) 3,088 3,159 3,217 3,260 231 3,554 1H12 2H12 1H13 2H13 1H14 Lloyds All brands contributing 691 14 701 38 14 3 2 772 1H13 2H13 Lloyds St.George Bank of Melbourne BankSA RAMS 1H14

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Funds Management  28% • Up $58m to $265m – Increase in asset markets – BTIM performance fee revenue up $81m – Increased strategic investment & compliance spend – Impairment charges $4m lower Insurance  23% • Up $27m to $147m – Life in-force premium growth of 16%, lapse rates lower at 13.7%2 and remain below market – General Insurance gross written premium growth of 15%, claims down $18m – LMI Cash Earnings down $3m Capital and other ¯ 28% • Down $10m to $26m – Lower returns on invested capital and a one-off higher stamp duty cost BTFG Cash Earnings tend to be seasonal – given insurance claims and fund activity – and are best compared to prior corresponding period (1H13) Markets  5% • Asset markets stronger, positively impacting FUM and FUA related revenue across platforms, superannuation and asset management Flows  3% • Flows revenue up $38m (3%) • Life Insurance in-force premium and General Insurance gross written premium up 16% and 15% respectively • Advice new business revenue up 12% driven by increased productivity • Private Wealth lending up 11% • Strong net flows into Advance up 20% Other revenue  7% • Mainly driven by BTIM performance fees, up $81m on 1H13 due to strong outperformance of funds Expenses  12% • Strategic investment costs up $10m driven by investment in Panorama and planner productivity • Other expenses up $63m, driven by higher volume, compliance expenses and bonuses associated with performance fees Strong Cash Earnings growth up 21% 96 1 Other includes BTIM performance fees. 2 Plan for Life, December 2013. 3 Movement percentage calculated over prior corresponding period total revenue or expense. Revenue up $31 (3%) Expenses up $26 (4%) 438 18 56 38 83 363 4 (3) (10) (63) (48) 1H13 LMI General Insurance claims Markets Flows Other revenue Strategic investment Other expenses Impairment charges Tax and NCI 1H14 Revenue up 192 (17%) Expenses up 73 (12%) 1 363 438 58 27 (10) 1H13 Funds Management Insurance Capital and other 1H14 Cash Earnings up 75 (21%) Cash Earnings movement ($m) Cash Earnings 1H14 - 1H13 up 21% Cash Earnings ($m) Movement 2H13 – 1H131 Movement 1H14 – 1H133 1H13 1H14 Change on 1H13 Expense to income (%) 52.9 50.7 ¯ 216bps Customer deposit to loan ratio (%) 144.4 135.1 ¯ Large Key financial metrics 1

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Funds Management  19% • Up $43m to $265m driven by – Increase in asset management with spot FUM growth of 8% – BTIM performance fee growth up $105m to $115m – Partially offset by increased strategic investment – Impairment charges $5m lower Insurance ¯ 1% • Down $1m to $147m driven by – Life in-force premiums up 7% – Seasonally higher General Insurance claims, up $29m – 4% General Insurance gross written premium growth Capital and other ¯ 35% • Down $14m to $26m driven by – Lower returns on invested capital and higher stamp duty costs Markets  2% • Asset markets higher, positively impacting FUM (up 8%) and FUA (up 4%). Related revenue across platforms, superannuation and asset management higher Flows  3% • Flows revenue up $33m • Maintained lead FUA position with all Platforms market share ranked number 1 at 19.7%2 • Salaried planner revenue and lodgements both up 3% • Life Insurance in-force premium and General Insurance gross written premium growth of 7% and 4% respectively • Average margin lending balances down 3% • Private Wealth lending up 7% Other revenue  8% • Driven by a strong increase in BTIM performance fees, up $105m Expenses  10% • Strategic investment costs up $10m with focus on improving planner productivity, platform technology (Panorama) • Other expenses up $51m, driven by higher performance related compensation fees, compliance and volume related costs Leading wealth provider and investing for the future 97 Cash Earnings movement ($m) Movement 1H14 – 2H13 1 Other includes BTIM performance fees. 2 Plan for Life, December 2013, All Master Funds Admin. Cash Earnings ($m) 438 410 43 (1) (14) 2H13 Funds Management Insurance Capital and other 1H14 Cash Earnings up 28 (7%) 2H13 1H14 Change on 2H13 Expense to income (%) 51.0 50.7 ¯ 29bps Customer deposit to loan ratio (%) 139.0 135.1 ¯ 398bps Key financial metrics Cash Earnings 1H14 – 2H13 up 7% Revenue and expense splits indicative, subject to review 1 438 24 33 100 410 5 (1) (29) (10) (51) (43) 2H13 LMI General Insurance claims Markets Flows Other revenue Strategic investment Other expenses Impairment charges Tax and NCI 1H14 Revenue up 127 (11%) Expenses up 61 (10%) 1 1

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Solid growth across all earnings drivers – FUM and FUA up 25% and 12% respectively – General Insurance gross written premiums up 15% – General Insurance new sales up 33% • Productivity initiatives increasing quality and driving revenue – Salaried planner revenue and lodgements up 15% and 14% – Sector leading revenue per planner in Westpac Financial Planning – Revenue per Private Wealth banker increased 14% • Delivering on strategic investments – Panorama’s phased delivery will advance platform lead – Business is well positioned for regulatory change Average Period end $bn 1H14 – 1H13 % mov't $bn 1H14 – 1H13 % mov't BT Wrap/Asgard FUA 84.8 15 86.6 12 Corporate Super 16.7 18 17.2 17 Other FUA 3.3 (4) 3.0 (21) Total FUA 104.8 15 106.8 12 Retail FUM 16.5 7 16.5 4 Institutional FUM 23.1 19 21.9 11 Wholesale FUM 40.9 48 43.7 45 Total FUM 80.5 29 82.1 25 1H13 2H13 1H14 Change on 2H13 Planners (salaried & aligned) (# spot) 1,121 1,169 1,195 2% Revenue per planner1 ($’000) 132 141 141 - Flat Revenue per Private Wealth banker2 ($’000) 1,180 1,240 1,340 8% BT Super for Life (retail) customers (#’000) 348 396 432 9% BT Super for Life (retail) FUM($bn) 2.9 3.7 4.3 16% Platform market share3 (including Corporate Super) (%) 20.4 19.5 19.7 14bps Life Insurance market share4 (%) 9.7 10.3 10.8 46bps Home & contents market share5 (%) 4.9 5.1 5.2 8bps Women in senior leadership (%) 41 41 41 - Flat Continued growth across business drivers 98 Key features of 1H14 versus 1H13 Key non-financial metrics 1 Revenue per spot planner includes salaried and aligned. 2 Revenue per spot Private Wealth banker. 3 Plan for Life, December 2013, All Master Funds Admin. 4 Plan for Life (Individual Risk) rolling 12 month average. New sales includes sales, premium re-rates, age and CPI indexation. December 2013. 5 Internally calculated from APRA quarterly general insurance performance statistics, December 2013. FUM / FUA

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Strong value creation across wealth business 99 1 Comparator 1 July 2004 to 31 December 2013. 2 Includes salaried planners only. 3 Comparator bank median comprises ANZ, Bankwest, CBA, NAB, HSBC, St.George, Suncorp and Westpac. 547 557 550 544 565 564 619 651 2H12 1H13 2H13 1H14 Salaried planners Aligned planners Up 2% Aligned planners up 15% 56.5 65.7 76.2 82.1 2H12 1H13 2H13 1H14 Retail Super/Other Advance JOHCM BTIM (exc. JOHCM) Up 25% 601 635 685 734 2H12 1H13 2H13 1H14 Up 16% Up 7% 186 198 218 227 2H12 1H13 2H13 1H14 Up 15% Up 4% 87.9 95.5 102.7 106.8 2H12 1H13 2H13 1H14 Up 12% 288 574 434 2004 2006 2008 2010 2012 2014 Bank median WRBB salaried planner SGB salaried planner Revenue per salaried planner1,2, 3 ($’000) FUA ($bn) FUM ($bn) Life Insurance in-force premiums ($m) General Insurance gross written premiums ($m) Increased planner productivity and client-facing time Up 8% Up 4% Planner numbers (#)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Solid WIB performance; up 7% excluding significant items Cash Earnings movement ($m) 100 1 After tax impact. 2 Represents performance fees associated with Hastings’ exit of its listed infrastructure funds business. Cash Earnings ¯ 5% • 2H13 included a large benefit from CVA and performance fees associated with Hastings’ exit of its listed infrastructure funds business. These items were not repeated in 1H14 • Excluding these impacts WIB’s Cash Earnings would have increased by 7% Core earnings ¯ 7% • Excluding impacts of CVA and Hastings (as above) core earnings up 5% Net interest income – Flat • Lending up 13%, supported by growth in Asian related lending, $1.3bn from Lloyds and a lift in core lending • Deposits down 1% following strong growth in FY13 • Offset by margin compression, mainly on liabilities Margins ¯ 17bps • Net interest margin down 17bps, principally reflecting increased competition for transactional deposits Non-interest income ¯ 6% • 1H14 included a CVA charge of $1m, compared to a $67m benefit in 2H13. 2H13 also included performance fees associated with Hastings’ exit of its listed infrastructure funds business ($54m), which was not repeated in 1H14 • Excluding the impact of these items, non-interest income was up 10% • Stronger contribution from Debt Markets sales and trading • Particularly good result from Energy business • $11m contribution from Lloyds Expenses  4% • Increase in expenses reflects continued build of capabilities in Asia • Expenses flat, excluding business investment and Lloyds Impairment benefit  96% • $90m benefit in 1H14 ($46m benefit in 2H13) reflects write-backs and repayments, improved portfolio quality and lower new IAPs Movement 1H14 – 2H13 566 590 3 5 5 11 2H13 Core expenses Hastings Lloyds Amort'n & depr'n Business investment 1H14 Investing in the business – WIB expenses ($m) Building capabilities in Asia and meeting regulation 790 (47) (38) 705 (1) 70 (24) 44 (42) 752 2H13 CVA Hastings 2H13 (adjusted) Net II Non-II Expenses Impairments Tax 1H14 Down 5% Up 7% 1 1,2 Expenses flat excl. investment and Lloyds 0

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 78 9 1 12 Customer Market risk Hastings Other 1H14 revenue composition (%) 101 5 1 WIB customer revenue is lending revenue, deposit revenue, sales and fee income. Excludes trading, CVA and Hastings. 2 Peter Lee Associates Debt Securities Investors Australia Survey 2013. Rank vs. top 4 major domestic banks. Based upon the most active investors in each type of security. Based upon Westpac achieving a no.1 ranking amongst the four major domestic banks for estimated market share across Commonwealth Treasury and Semi Government Bonds, Corporate Bonds, Asset Backed Securities and CPI Linked Securities, a No.1 ranking for Relationship Strength amongst the four major domestic banks across Commonwealth Treasury and Semi Government Bonds, Corporate Bonds and Asset Backed Securities. 3 The Asset Triple A Transaction Banking Awards 2014 – Treasury, Trade and Risk Management. 4 Peter Lee Associates Foreign Exchange Survey Australia 2013. Rank vs. Top 4 from 310 corporate and financial institution respondents. 5 Other includes Private Bank Asia and capital benefit. • WIB 1H14 revenue $1,581m – Excluding impact of performance fees associated with Hastings’ exit of its listed infrastructure funds business and CVA, revenue would have increased 5% – Customer1 revenue up 2%, with strong FX sales and a lift in lending volumes, partly offset by margin compression • Debt Markets revenue $912m, in line with 2H13 – Customer sales revenue $101m (up 13%) – Improved trading performance ex-CVA – Awarded the Australian Domestic Bank of Choice (Fixed Income Markets) for the second year running2 • Global Transactional Services (GTS) revenue $383m, down 4% – Margin contraction, particularly for transactional deposits, offset volume growth – Focus maintained on winning and retaining key banking relationships – Awarded Best Service Provider – Transaction Bank, Australia by The Asset in April 20143 • FX & CCE revenue $253m, up 6% – Customer sales revenue $179m, in line with strong 2H13 as moves in the AUD supported a lift in customer demand for hedging products – Strong result in Energy – Awarded Number 1 Australian Bank FX Relationship and Sales Strength Index4 in 1H14 Strong WIB franchise supports customer revenue 13 5 3 Won Retained Lost Full transactional banking deals (1H14) # GTS focus on customer relationships WIB customer revenue up 2% 1,191 1,204 1,232 1,630 1,633 1,581 1H13 2H13 1H14 Other Hastings Market risk Customer 1H14 revenue composition ($m) Up 2% 5 WIB customer revenue 78% of total revenue, up from 74% 148 111 178 89 179 101 FX & CCE Debt Markets 1H13 2H13 1H14 WIB markets customer sales revenue ($m) Strong WIB market customer sales

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • WIB continues to benefit from its strong risk management disciplines • Asset quality continued to improve in 1H14 leading to a $90m impairment benefit, a $44m improvement over 2H13. Over recent halves, the fall in impaired and stressed assets has led to a reduction in provisions required. This, combined with ongoing write-backs, has led to the positive impairment contributions • The workout, sale and refinancing of stressed assets, customer deleveraging and supportive secondary markets continue to support WIB’s positive impairment outcome • The level of stress in the portfolio has declined substantially from the peak in 2H10 • Stressed exposures to TCE down 13bps to 1.03% (down 60bps 1H13/1H14) and remains below the long term average of approximately 2% • Impaired assets to TCE down 8bps to 34bps (down 25bps 1H13/1H14) 2.54 4.34 4.58 4.64 3.60 2.62 2.26 2.13 1.63 1.16 1.03 1H09 2H09 1H10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Impaired 90+ days past due well secured Watchlist & substandard Risk management continues to be a competitive advantage Stressed exposures as a % of TCE 102 Impairments: (charges) / benefits ($m) (186) (100) (69) 104 98 93 125 48 66 43 46 90 1H13 2H13 1H14 1H13 2H13 1H14 1H13 2H13 1H14 1H13 2H13 1H14 New IAPs Total impairment benefit Write-backs Change in CAP

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Delivering strategic progress 1 APRA Superannuation Fund-level Profiles and Financial Performance June 2012 (issued Jan 2013) and ATO Fund Validation Service Version 5.0. 2 China Foreign Exchange Trade System, www.chinamoney.com.cn as at 28 February 2014. 103 Innovative solutions for customers • Growing financial markets capabilities in China - Westpac Shanghai and Beijing branches received General Derivatives Licence • Approval to establish Shanghai Free Trade Zone Sub-Branch • Structured Commodity Finance business up and running with first deal signed in December 2013 • Market makers licence to trade NZD/CNY awarded to Westpac – one of only two successful banks • Market leader for AUD/CNY trading2 • Increase in people capability in Asia, FTE up 20% 2H13/1H14 • Strategy delivering good growth – Asia revenues up 40% (in USD) – Strong increase in Natural Resources & Agribusiness revenues up 12% – Trade finance revenue in Australia and Asia up 46% • WIB/AFS Partnership building growth opportunities – Simple, integrated payments solutions being delivered - e.g. AFS has leveraged WIB transactional capability and technology to deliver a leading payments product for independent schools – Interest rate risk management and FX capabilities provided for AFS customers - e.g. delivered Global Currency Card in Dec 2013 – Institutional insights provided to Private Banking customers through WIBIQ – Fixed income investment options available on BT platforms • Lloyds integration completed – Corporate equipment finance business ($0.7bn at 31 March 2014) now part of WIB’s structured and asset finance business, with approximately 200 customers; corporate loan business $0.6bn at 31 March 2014 Delivering innovative solutions and new capabilities WIB’s strategy: Partner with customers, communities and our people to prosper and grow as Australasia’s undisputed number one Institutional Bank • Closed loop payments solutions for customers including universities, schools, clubs, insurance and others • Mobile PayWay delivered for GTS customers • Leader in superannuation rollover services – Approximately 50% market share through Quicksuper Gateway for Rollovers1 – Program of work has commenced - Gateway for Contributions • Landmark Australian Office of Financial Management (AOFM) $7bn bond transaction through Debt Markets - Westpac was the only domestic bank appointed to this deal Building capabilities in Asia

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 10 consecutive years as Number 1 Lead Domestic Transactional Bank1 WIB’s leading portfolio of businesses Relationship. Insight. Global Transactional Services. Foreign Exchange. Debt Markets. No.1 Lead Relationship Bank in Australia2 No.1 Relationship Strength Index2 No.1 Overall Satisfaction2 No.1 Most Useful Analysis of the Australian Economy3 No.1 Most Useful Interest Rate Forecasts and Trend Analysis3 No.1 Overall Satisfaction1 No.1 Relationship Strength Index1 No.1 Lead Transactional Bank in Australia1 No.1 Australian Bank for FX, Globally4 No.1 Australian Bank for FX Quantitative Research4 No.1 Australian FX Bank for Client Service in the Asian and Australasian Timezone and Geography4 No.1 Relationship Strength Index5 No.1 Bookrunner for A$ Fixed Income Issuance7 No.1 Australian Domestic ‘Bank of Choice’ for Fixed Income6 Equal No.1 Agency Services - Overall Service Quality2 104 58 24 16 1 1 Debt Markets GTS FX&CCE Hastings Other 9 No.1 ABS/MBS Bookrunner – Australia8 1H14 revenue composition (%) 1 Peter Lee Associates Large Corporate and Institutional Transactional Banking Survey Australia 2013. Rank vs. top 4 from 590 respondents. Westpac ranks No. 1 for citations as ‘lead’ transactional bank from 2004-2013. Westpac ranks No. 1 in the Peter Lee Associates relationship strength index score across the total respondent base. 2 Peter Lee Associates Large Corporate and Institutional Relationship Banking Survey Australia. Rank vs. top 4. Quantitative measures from 586 votes in 2013. Westpac ranks no. 1 for citations as ‘lead’ relationship bank from 2012-2013. Westpac ranks no. 1 in the Peter Lee Associates relationship strength index score across the total respondent base. 3 Peter Lee Associates Interest Rate Derivatives Survey, Australia 2013. Rank vs. top 4 from 182 corporate respondents. 4 Euromoney FX Poll 2013. Measure of market share from 16,298 industry votes. 5 Peter Lee Associates Foreign Exchange Survey Australia 2013. Rank vs. top 4 from 310 corporate and financial institution respondents. 6 Peter Lee Associates Debt Securities Investors Australia Survey 2013. Rank vs. top 4 major domestic banks. Based upon the most active investors in each type of security. Based upon Westpac achieving a no.1 ranking amongst the four major domestic banks for estimated market share across Commonwealth Treasury and Semi Government Bonds, Corporate Bonds, Asset Backed Securities and CPI Linked Securities, a No.1 ranking for Relationship Strength amongst the four major domestic banks across Commonwealth Treasury and Semi Government Bonds, Corporate Bonds and Asset Backed Securities. 7 Bloomberg Underwriter League Tables YTD2014. Measure of market share based on volumes excluding self-led transactions. 8 Dealogic 2013. 9 Bloomberg Underwriter League Tables 2013. 10 Other includes Private Bank Asia. No.1 Bookrunner for Australian Syndicated Loans9 10

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 93 67 50 4 2H12 1H13 2H13 1H14 Cash Earnings  8% • Up $32m to $432m Core earnings - Flat • Down $2m to $600m Net interest income - Flat • Deposits up 4% in line with system2 and deposit to loan ratio improved to 76.6% (up 93bps) • Lending up 3%, principally driven by growth in housing (1.1x system2) and business lending (1.3x system2) Margin ¯ 4bps • Margins down to 2.28% • Assets spreads lower due to the ongoing competitive environment, customers continuing to switch to lower spread fixed mortgages and run down of business stressed assets • Partly offset by improved deposit spreads driven by portfolio optimisation and targeted growth Non-interest income  1% • Higher insurance and wealth income with FUM/FUA balances up 10% to $6.4bn Expenses  2% • Marketing activity timing as well as continued investment in the business • Partly offset by benefits from ongoing productivity and distribution initiatives enabled by changing customer behaviour Impairment charges ¯ 92% • Impairment charge down $46m to $4m • Asset quality continues to improve, driven primarily by lower incidence of business IAPs • Gross impaired loans reduced 38% • Business stressed exposures decreased 21%, resulting in a reduction in business stressed assets to business TCE of 114bps to 3.77% • Impairment charges benefited from a release of both an economic and earthquake overlay Strong performance with improving asset quality in a competitive environment 105 1 In NZ$. 2 Reserve Bank of New Zealand, March 2014. New Zealand 400 368 6 17 17 3 3 46 (1) (7) (8) (12) 432 1H13 Net II Non-II Expenses Impairment charges Tax & NCI 2H13 Net II Non-II Expenses Impairment charges Tax & NCI 1H14 Up 8% Up 9% Cash Earnings movement1 ($m) Movement 1H14 – 2H131 Impairment charges1 ($m) Up 6bps 2.28 10bps 1bp (15bps) 2.32 2H13 Assets Customer deposits Wholesale funding & other 1H14 Down 4bps Net interest margin (%)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Strengthening the balance sheet with 93bps increase in customer deposit to loan ratio to 76.6% • Benefits from changing customer behaviour and investment in digital, revenue per FTE up 2% • Deepening customer relationships with number of MyBank customers up 1% to 335,000 and wealth penetration1 up 30bps to 27.0% • Successfully secured default KiwiSaver provider status • New product innovation including the mortgage offset account and the launch of the MasterCard product and payment set 1H13 2H13 1H14 Change on 2H13 Customer deposit to loan ratio (%) 75.2 75.7 76.6  93bps Revenue per FTE ($000) 216 225 230  2% Expense to income (%) 42.6 40.7 41.3  54bps 1H13 2H13 1H14 Change on 2H13 Customers (#m) 1.29 1.28 1.28 - Flat Number of MyBank customers (#000) 328 333 335 1% Customers with wealth products2 (%) 25.2 26.7 27.0 30bps Women in senior leadership (%) 41 43 43 - Flat Strengthening the balance sheet and deepening customer relationships 1 Refer to slide 134 for wealth penetration metric provider details. 2 Canstar Star Ratings Home Loan March 2014. 2 New Zealand Direct Marketing (NZDM) Awards 2013, Symphony Customer Engagement Programme. 4 Finalta (Global Digital & Multichannel Banking Benchmarking Study 2013). New Zealand Key features of 1H14 Achievements and recognition Launched ‘Business on Demand’ a dedicated SME team – now open for business and achieving industry leading NPS scores Canstar 5 star award for home loan products - Choices Offset Floating and Choices Everyday2 Gold awards for CRM, data management and direct marketing for financial services3 Key financial metrics Key non-financial metrics ‘Westpac NZ is amongst the leaders in driving uptake of digital banking”4 106

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Meeting changing customer behaviours is leading to material changes in distribution. Strong growth in digital usage with online and mobile users up 3% and 16% respectively. Areas of focus • New digital offerings – launched new internet banking platform which will be available to all customers in 2H14; set up of digital branch • Mobile innovation – domestic and international crowd sourcing for new Westpac apps, trialling Google Glass, smart watch and iBeacon • Changing branch formats with investment in ‘helpstations’ – moving branches to sales and advice hubs and away from transaction centres • 17% increase in mobile mortgage managers, 14% of all home loan applications now from this channel • 13% of all home loan applications from online with branches now accounting for only 30% of home loan applications A digital-led, self-serve proposition delivering a world-class customer experience, to better connect customers with the bank, providing banking everywhere, all the time Initiatives include • Multi-channel communication program backed by Symphony1 – ‘next best conversation’ algorithm driven by product holdings, customer channel behaviour and transactional data – communicated with over 90% of customers in 1H14 • Online origination of products and transactions – for mortgages 60 second unconditional approval via mobile device, industry leading – straight-through applications for credit cards and personal loans – online international money transfers, 33,000 in 1H14 Responding to changing customer behaviours with investment in digital 107 New Zealand Focus on next generation banking Meeting changing customer behaviours Deepen relationships – enhancing customer experience Key non-financial metrics 1H13 2H13 1H14 Change on 2H13 Mobile banking customers (#000) 177 219 254 16% Mobile banking customers as % of total customers 14 17 20 3ppts Online customers (#000) 617 630 647 3% Online customers % of total 48.0% 49.1% 50.4% 133bps Number of Smart ATMs 71 115 118 3% Total deposits on Smart ATMs (#’000) 590 706 880 25% Smart ATMs now 118 in total with 24/7 availability. Now 25% of physical deposits across branches are through Smart ATMs with over 1 in 3 of these transactions outside normal banking hours New internet banking platform providing a consistent self-service banking experience on all devices. Online origination, fulfilment and service continues to grow strongly - 13% of home lending through digital generation 1 Symphony is Westpac New Zealand’s customer relationship management program.

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Growth momentum with strong quality attributes 108 1H13 2H13 1H14 Chg on 2H13 (%) Net loans 59.9 61.6 63.2  3 Housing 36.4 37.5 38.6  3 Business & Institutional 21.7 22.3 22.8  2 Other 1.8 1.8 1.8 - - Total deposits 45.0 46.6 48.4  4 Term deposits 24.3 24.9 24.5 ¯ 2 Other 20.7 21.7 23.9  10 TCE 86.3 88.0 90.1  2 • Deposit growth of 4%, in line with system1 and fully funding loan growth in a competitive environment – Significant growth in other deposits (up 10%), driven by online savings, and reduction in term deposits (down 2%), as the division has targeted at-call relationship accounts • Housing growth of 3%, ahead of system1 – Solid growth in housing driven by LVR below 80% category – Transition to new >80% LVR lending restrictions well managed delivering above market share and below RBNZ limit • Business and institutional up 2%, ahead of system1 – Strong new business origination offset by run-off of business stressed assets New Zealand % of >80% LVR flows Balance sheet ($NZbn) Mix of mortgage book (%) 66.0 67.7 70.7 75.2 75.7 76.6 2H11 1H12 2H12 1H13 2H13 1H14 Customer deposit to loan ratio (%) 52.1 54.4 57.5 60.0 63.1 64.6 67.8 47.9 45.6 42.5 40.0 36.9 35.4 32.2 Sep-12 Mar-13 Sep-13 Mar-14 Fixed Variable 10.5 8.3 6.4 3.5 5.4 5.0 11.5 5.7 4.6 3.6 3.8 3.6 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Westpac Market RBNZ Limit 1 Source: Reserve Bank of New Zealand (RBNZ). 1

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Mortgage portfolio is at $38.6bn, up 3% • The distribution of the mortgage portfolio across regions is consistent with population concentrations of New Zealand • The proportion of variable rate mortgages is 32.2%, down almost 5 percentage points from 2H13 (over 10 percentage points from 1H13) • Loan origination through proprietary channels remained at 74% • Quality of portfolio remains high and well secured, with 81% of the portfolio having a LVR less than 80% • Mortgage 90+ days delinquencies stable at 29bps (down 3bps from 2H13) reflecting improved origination and stable employment levels • Westpac New Zealand has a servicing assessment approach, that includes a buffer which in the current interest rate environment is 1.00% -1.15% higher than the standard lending rate New Zealand mortgage portfolio 109 1 LVR based on current loan balance and current assessment of property value. 41 10 8 41 Auckland Wellington Christchurch Rest of New Zealand 0<=60 60<=70 70<=80 80<=90 90<=95 95+ 81% of mortgage portfolio less than 80% LVR 0.29 0.0 0.5 1.0 1H09 2H09 1H10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 New Zealand New Zealand mortgage portfolio by region (%) New Zealand mortgage portfolio LVR1 (%) of portfolio 0.04 0.0 0.5 1.0 1H09 2H09 1H10 2H10 1H11 2H11 1H12 2H12 1H13 2H13 1H14 Mortgage 90+ days delinquencies (%) Mortgage loss rates each half (%)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Down xx% 67 50 28 4 (0) (9) (65) 1H13 2H13 CAP changes & other Writebacks & recoveries Write-offs New IAPs 1H14 0 5 10 15 20 FY09 FY10 FY11 1H12 2H12 1H13 2H13 1H14 Impaired 90+ days past due well secured Watchlist & substandard • Business stressed exposures of TCE at 3.8%, down 114bps – Down mostly across property, agriculture and manufacturing sectors – Excluding institutional assets, business stressed exposures reduced to 5.27%, down 192bps • Business impaired exposures 0.81% of TCE (down 66bps) driven by improvement in performance and reduction of one large institutional exposure • Total provisions decreased $94m, largely driven by an $85m reduction in transaction managed portfolio • Impairment charges down 92% – Asset quality has continued to improve, driven primarily by improvement in Institutional stressed exposures – Partially offset by institutional provisions for a mining exposure Improving asset quality in the business 110 1 Large reduction in percent of stressed exposures from FY11 to 1H12 due primarily to transfer of WIB assets during 1H12. New Zealand 22.5 24.4 5 20.6 0.2 27.3 Property Agriculture Wholesale trade Manufacturing Cultural & recreational services Other 1 Business stressed exposures as a % of New Zealand business TCE Movement in impairment charges (NZ$m) Down 92% 3.8

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 • Westpac Pacific Cash Earnings has lifted in recent periods in line with increased investment flows and customer activity in the region, particularly in the region’s largest economy, PNG • 2013 was a particularly strong year, benefitting from high levels of customer FX hedging, good liquidity and an uplift in balance sheet volumes • In 1H14, the business delivered Cash Earnings of $65m and core earnings of $105m - a solid performance, although lower compared to the very strong 2H13 result • Westpac Pacific has made good progress on its strategic objectives – Focus on improving the accessibility of banking services across the Pacific through its “Everywhere” banking initiatives. Westpac has 160 In-Store merchants across the region to service customers in areas with limited access to banking services. Together with increased mobile banking options, Westpac Pacific has continued to improve the reach and range of banking services to a broader customer base – Customers have increased 44,000 – For Westpac Pacific’s larger customers, the business has delivered enhanced transactional capabilities, with Corporate Online available in PNG and Fiji. The business is also using its leading market position in currency trade flows to support a growing number of Pacific customers doing business in Asia Cash Earnings ¯ 18% • Lower earnings due mainly to lower markets income and impairments. FX translation impacts were minimal at a Cash Earnings level Core earnings ¯ 13% • Down $15m Net interest income ¯ 4% • Strong competition for lending and deposits has seen both volume and margins decline Non-interest income ¯ 10% • More stable currency market conditions in PNG reduced FX customer sales activity Expenses  4% • Increased investment in people and technology Impairment charges  large • $6m charge in 1H14, related to the downgrade of a small number of customers Westpac Pacific earnings ease in line with activity 111 64 27 1 79 6 65 (2) (2) (9) (3) (10) (2) (5) 1H13 Net II Non-II Expenses Impairment charges Tax & NCI 2H13 Net II Non-II Expenses Impairment charges Tax & NCI 1H14 Down 18% Up 23% Westpac Pacific Movement 1H14 – 2H13 55 52 64 79 65 1H12 2H12 1H13 2H13 1H14 Westpac Pacific Cash Earnings ($m) Cash Earnings movement ($m) Key highlights

FIRST HALF 2014 TECHNOLOGY STRENGTH RETURN GROWTH PRODUCTIVITY

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Moving to Phase II of our Technology Roadmap – customer experience is key 2017+ Customer Channels Processing Systems Infrastructure Systems Access Layer 2014 Customer Channels Processing Systems Infrastructure Systems Access Layer Phase II Channels: helping customers to bank their way • Enhanced digital customer experience – mobile first • Integrating banking and wealth • Innovating to adapt to changing customer behaviour • Progress toward target state is on track Processing Systems: scalable, modular, flexible • Platform modernisation and consolidation (including core) • Launched new wealth platform – gradually enhancing functionality/capability • Common enterprise origination with customer focussed design • Major focus of Phase II Infrastructure: robust, stable, secure • Continued modernisation • Upgrading Asia technology infrastructure to support expansion • Enhancing and standardising workplace infrastructure to accommodate new ways of working • Progress toward target state is well advanced P I C P I C Blue shading indicates progress to 2017+ target state C P I 113

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Empowering customers to bank when, where and how they want 114 Design principles • Customer centred design – intuitive and consistent • Mobile first • Easy to access and easy to use • Seamless experience across channels • How, where, when, anything • Support relationship banking C Contact Centre Online & Mobile Branch ATM & Payments Assisted Self service In person Remote Designed for mobile first

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Integrating the banking and wealth customer experience 115 C P Digital customer experience • Richer, easier to use online and mobile experience • Seamless customer service across all channels Banking • Simplified experience with greater control of finances • Real-time processing for transactions and savings • Extended mobile sales and self-service capabilities Wealth • State-of-the-art wealth platform with multichannel access to cash, investments, super and insurance • Integrated access to banking and wealth for customers and advisers, single login and online on-boarding Single view of customer Modernised core systems in banking and wealth • Integrated analytics allows us to improve our understanding of customers and better support them with products and services • Creates deeper relationships

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Delivering our Phase II Technology Roadmap 116 New ‘best-in-class’ online platform New data centre and consolidation of existing centres Digital signatures New Westpac RBB teller platform New contact centre platform Payment upgrade Cards system consolidation Group Customer Master Systems Access Layer - middleware simplifying system linkages Information management – customer analytics Workplace infrastructure Enterprise business process management Simplified banker desktop – branch and call centre Common origination process and platforms Upgrade of wealth platforms – including for SMSF Asia expansion – including upgrading Asia infrastructure, particularly payments/trade Payments Systems upgrade for ‘faster payments’ Customer insights and data analytics Enhanced testing & release management ‘In sourcing’ mortgage platform Enhanced digital enablement – including mobile and online Enterprise perimeter security – enhanced protection 2009- 2013 2013 2015 2017 Phase II Underway Customer Channels Infrastructure (including integration) Key Processing Systems Platform modernisation and consolidation (including core) leveraging existing St.George platform 2014 2016 Completed Phase I (SIPs)

FIRST HALF 2014 ECONOMICS STRENGTH RETURN GROWTH PRODUCTIVITY

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Key economic indicators1 (%) as at April 2014 Calendar year 2012 2013 2014f 2015f World GDP 3.2 2.9 3.2 3.8 Australia GDP 3.6 2.4 2.7 3.0 Private consumption 2.5 2.0 3.0 3.2 Business investment2,3 16.4 –2.3 –4.0 –3.0 Unemployment – end period 5.4 5.8 6.5 6.3 CPI headline – year end 2.2 2.7 2.4 2.5 Interest rates – cash rate 3.0 2.5 2.5 3.0 Credit growth, Total – year end 3.6 3.9 6.0 7.0 Credit growth, Housing – year end 4.5 5.4 7.2 7.5 Credit growth, Business – year end 2.9 1.7 4.0 5.5 New Zealand GDP 1.2 2.7 4.0 3.2 Unemployment – end period 6.8 6.0 5.1 4.7 Consumer prices 0.9 1.6 1.5 2.7 Interest rates – official cash rate 2.5 2.5 3.75 4.5 Credit growth – Total 3.6 4.8 5.2 5.1 Credit growth – Housing 3.7 5.9 5.3 4.9 Credit growth – Business 3.5 3.4 5.2 5.5 Australian and New Zealand economic forecasts 1 Source: Westpac Economics . 2 GDP and component forecasts updated following the release of quarterly national accounts. 3 Business investment adjusted to exclude the effect of private sector purchases of public assets. 118

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Australia remains well-placed relative to developed economies 8 9 12 3 8 10 13 11 3 6 12 6 Manufacturing Construction Mining Rural Utilities & transport Wholesale & retail Property, business services Finance Communications Household services Education & health Government Australia’s economy: diversified and flexible 1 Excludes ownership of dwellings and taxes less subsidies. 119 Sources: ABS, Westpac Economics. Sector contribution to GDP (%)1 Sources: IMF, budget papers, Westpac Economics Net public debt levels as a % of GDP 2012 0 20 40 60 80 100 120 Aus NZ Canada Germany Spain UK France US Italy % Australian Government including 2014/15 forecasts Sources: OECD, Westpac Economics. -8 -6 -4 -2 0 2 4 6 Dec-97 Dec-01 Dec-05 Dec-09 Dec-13 Australia UK Canada US Euro Real GDP growth (%) % growth, year-ended

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Australia’s economic transition from mining to non-mining 120 Sources: ABS, Westpac Economics. Sources: ABS, Westpac Economics. Australian growth mix: Contributions to GDP growth (%) -2 -1 0 1 2 3 4 -2 -1 0 1 2 3 4 Consumer* Mining inv. Business investment Net Exports GDP ppts 2012 2013 2014f 2015f ann% * includes housing 0 2 4 6 8 10 12 14 0 2 4 6 8 10 12 14 Dec-89 Dec-93 Dec-97 Dec-01 Dec-05 Dec-09 Dec-13 % of GDP % of GDP mining, CAPEX housing investment business investment (ex mining) f/cs end 2015 Investment: share of Australian economy (% of GDP)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Commodity cycle evolves 121 Sources: BREE, ABS, Westpac Economics. 0 20 40 60 80 100 120 0 50 100 150 200 250 300 2002/03 2006/07 2010/11 2014/15 2018/19 $bn $bn committed investment (lhs) BREE* most likely projection mining capital expenditure (rhs) *Bureau of Resources and Energy Economics 100 150 200 250 300 350 80 180 280 380 480 580 680 Apr-03 Apr-05 Apr-07 Apr-09 Apr-11 Apr-13 index index bulks* (lhs) exchange traded* (rhs) *bulks includes iron ore and coal. exchange traded includes rural, crude oil, base metals & gold. Westpac forecasts Sources: Westpac Economics, Bloomberg, ABS. Committed Australian projects and mining investment ($bn) Commodity prices (index)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Cash rate expected to remain stable at 2.50%; AUD expected to trend lower over medium term Sources: RBA, OECD, Westpac Economics. 0 1 2 3 4 5 6 7 8 Apr-07 Apr-08 Apr-09 Apr-10 Apr-11 Apr-12 Apr-13 Apr-14 Australia UK Canada US Euro Sources: RBA, Westpac Economics. % 122 0.40 0.50 0.60 0.70 0.80 0.90 1.00 1.10 1.20 0.40 0.50 0.60 0.70 0.80 0.90 1.00 1.10 1.20 Apr-91 Apr-95 Apr-99 Apr-03 Apr-07 Apr-11 Apr-15 USD USD fair value band* AUD/USD actual & forecast *based on commodity prices, 2yr swap spread, and external debt latest: 0.92 Forecasts Australian dollar (AUD/USD) Major countries’ policy rates (%)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 -200 -100 0 100 200 300 400 500 Mar-09 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 household services mining construction goods distribution ‘000 Labour market showing some signs of improvement in early 2014 Sources: OECD, Westpac Economics. 2 4 6 8 10 12 14 Mar-98 Mar-02 Mar-06 Mar-10 Mar-14 Australia Canada UK US Euro Unemployment rates (%) % 123 Cumulative change in industry employment (‘000) -200 -100 0 100 200 300 400 500 Mar-09 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 business services public admin manufacturing other ‘000 Sources: ABS, Westpac Economics Cumulative change in industry employment (‘000) Sources: ABS, Westpac Economics

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 124 Credit growth picking up at a modest pace Sources: Westpac MI, NAB, Westpac Economics. Sources: RBA, Westpac Economics -40 -30 -20 -10 0 10 20 30 60 70 80 90 100 110 120 130 Apr-02 Apr-06 Apr-10 Apr-14 net bal. net bal. Consumer (lhs) Business * (rhs) monthly * rebased to avg 0 -10 -5 0 5 10 15 20 25 -10 -5 0 5 10 15 20 25 Jan-94 Jan-98 Jan-02 Jan-06 Jan-10 Jan-14 Housing Total credit Business % ann % ann f/cs end '15 Business confidence and consumer confidence (net balance) Australian private sector credit growth (% ann)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 125 Chinese growth remains a positive for Australia • As a $US7 trillion economy, China grew at 10%. As a $US10 trillion economy, Westpac expects China to grow at 7% • Represents an equivalent incremental contribution to global absorptive capacity, at higher levels of energy, protein, metal and consumer goods demand per head • Were China to slow immediately to a 5% pace (a big downside shock that we do not envisage), it would still double its 2012 size by 2025 • Chinese authorities have shown a clear commitment to maintaining growth above 7% but will be less tolerant of strong credit driven expansions – the double digit growth rates that have featured regularly over the past 20 years are now unlikely to occur • Australia’s economic linkages with China continue to grow, led by trade – China now accounts for over 25% of Australia’s exports – Investment, tourism and migration flows also significant. Tourism arrivals from China are now 11% of all arrivals, with a CAGR of 13.1% between 2005 and 2013, against total arrivals growing at 1.9%. China was Australia's third largest source of foreign direct investment in the latest financial year • Australia will continue to benefit as Chinese households progressively expand their living standards and their consumption basket Source: Westpac Economics. Real GDP %ann 2012 2013 2014f 2015f China 7.7 7.7 7.3 7.6 0 5 10 15 20 25 30 35 0 5 10 15 20 25 30 35 1993 1998 2003 2008 2013 2018 2023 2028 % of 2012 GDP % of 2012 GDP 8% CAGR History & 7% CAGR 6% CAGR 5% CAGR Chinese real GDP increments: 4 scenarios (% of 2012 GDP)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 126 Chinese growth remains a positive for Australia Source: CEIC, Westpac Economics. Source: CEIC, OECD, Westpac Economics, Dragonomics. 0 10 20 30 40 50 60 AUD FRA DEU JPY KRW SEK TKL GBP USD BRL INR CNY % GDP 2000 2007 2011 Ex China, nominal national accounts basis for goods and services. For China, goods only, value-added estimates. 0 5 10 15 20 25 Household consumption Gross fixed capital formation Exports Imports Manufacturing value added Construction value added Services value added PPP GDP Nominal USD GDP CO2 emissions Energy use % 1980 2000 2010 Sources: UN, IMF, IEA, Westpac Economics. All national accounts related shares are in 2005 constant US dollars. 1 Goods & services. 2 From fossil fuel combustion. 3 Total primary energy supply. 1 1 2 3 0 100 200 300 400 500 600 700 800 0 100 200 300 400 500 600 700 800 Jan-01 Jan-03 Jan-05 Jan-07 Jan-09 Jan-11 Jan-13 index index Total imports Crude oil Iron ore Food Value of total imports and food and volume of non-food raw materials. Chinese imports – total and key primary products (index) Major countries nominal export shares (% GDP) China’s share of selected elements of world activity (%)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 127 A strong economic picture in New Zealand • The New Zealand economy is experiencing a strong upturn driven by earthquake-related construction activity, last year’s rise in house prices, a four decade high in the terms of trade, and buoyant business investment activity. Annual economic growth is expected to peak at around 4% • Post-earthquake reconstruction in Canterbury is now in full swing, and residential construction activity is also ramping up in Auckland • The strong economy is starting to provoke domestic inflation pressures – construction costs in particular are starting to rise • Rising interest rates and the unwind of the Canterbury rebuild are expected to cause slower economic growth over the second half of this decade -3 -2 -1 0 1 2 3 4 5 6 7 -3 -2 -1 0 1 2 3 4 5 6 7 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017% % Source: Statistics NZ, Westpac Economics New Zealand GDP growth and forecast (%) Westpac forecast 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 $bn $bn Residential Commercial Infrastructure Estimate Forecast Earthquake-related construction activity in Christchurch ($bn) Source: Westpac Economics

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 128 New Zealand housing market beginning to slow • House price inflation peaked at 10% in 2013, but is now slowing. Westpac is forecast 5.5% house price inflation in 2014, and 1% in 2015 • Since 1 October 2013 the Reserve Bank has required banks to limit high-LVR lending to just 10% of total new mortgage lending. Turnover of smaller houses fell sharply, and house prices stagnated in early-2014. However, there is tentative evidence that prices have subsequently resumed their upward trajectory • Higher fixed mortgage rates are also affected the housing market. Financial markets moved last year to price in a substantial OCR hiking cycle • Offsetting these negative forces, net immigration is booming. The rate of population growth is expected to rise to rise to 1.6% in 2014, up from 0.7% in 2012 -20 -10 0 10 20 30 -20 -10 0 10 20 30 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 ann % ann % Source: QV, Statistics NZ, Westpac Economics New Zealand house price inflation (annual %) Westpac forecast 0 1 2 3 4 5 6 7 8 9 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 % Source: RBNZ, Westpac Economics Westpac forecast New Zealand Official Cash Rate (%)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 129 Australian housing market fundamentals sound Sources: REIA, Westpac Economics. 0 1 2 3 4 5 6 0 1 2 3 4 5 6 Mar-84 Mar-89 Mar-94 Mar-99 Mar-04 Mar-09 Mar-14 Australia Sydney Melbourne investor housing Rental vacancy rates (%) Sources: ABS, Westpac Economics. 0 50 100 150 200 250 300 350 400 1950s 1960s 1970s 1980s 1990s 2000s last 3 years population dwelling stock* * net of demolitions – implied by Census data to 2006; Westpac Population versus dwelling stock (annual average change ‘000) % ’000%

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 130 Housing activity responding to lower rates Sources: RBA, Westpac Economics. 0 2 4 6 8 10 12 0 2 4 6 8 10 12 Feb-92 Feb-97 Feb-02 Feb-07 Feb-12 AUDbn/mth AUDbn/mth 'upgraders', ex-refinancing investor finance first home buyers Housing finance approvals: value of housing finance ($bn/mth) Sources: ABS, Westpac Economics. 90 100 110 120 130 140 150 160 90 100 110 120 130 140 150 160 0 3 6 9 12 15 18 21 24 27 Index* Index* current 2008-09 2001-02 1996-97 1990-93 1987-88 1983-84 *index based to 100 in month prior to first rate cut months Housing credit: rate cut cycles compared (index) 90 100 110 120 130 140 90 100 110 120 130 140 Dec-07 Dec-08 Dec-09 Dec-10 Dec-11 Dec-12 Dec-13 index index Sydney Perth Melbourne Brisbane last 5yrs Sources: RP Data-Rismark, Residex, ABS, RBA, Westpac Economics. 10 15 20 25 30 35 40 10 15 20 25 30 35 40 Mar-79 Mar-84 Mar-89 Mar-94 Mar-99 Mar-04 Mar-09 Mar-14% % estimates based on capital cities prior to 1993 %income required to service mortgage of 75% median dwelling, all regions long run avg deteriorate improve 10yr avg Sources: RP Data-Rismark, Residex, Westpac. House affordability: all dwellings (%) Dwelling prices: Australia capital cities (index)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 131 A more cautious approach to household leverage by Australian households Sources: ABS, RBA, Westpac. -20 0 20 40 60 80 100 120 140 160 180 Mar-77 Mar-87 Mar-97 Mar-07 -20 0 20 40 60 80 100 120 140 160 180% % accumulated savings since Jun-07 total (gross) debt housing debt total debt net of deposits* trend since Jun-07 *direct holdings of cash and deposits –25pts since peak = 52.9% Australian households: debt to income ratio (%) Sources: ABS, RBA, Standard & Poor's, Westpac Economics. 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 2.2 Jan-96 Jan-99 Jan-02 Jan-05 Jan-08 Jan-11 Jan-14 10 12 14 16 18 20 22 24% % debt serv ratio (mortgagors, lagged 6mths, rhs) arrears rate (lhs)* *% of securitised loans in arrears, by value, including self-securitised loans WBC forecasts Pressure easing on existing borrowers (%)

FIRST HALF 2014 APPENDIX & DISCLAIMER COMPARISON OF 1H14 VERSUS 2H13 CASH EARNINGS BASIS (UNLESS OTHERWISE STATED)

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Appendix 1: Cash Earnings adjustments 133 Cash Earnings adjustment 1H13 2H13 1H14 Description Non merger & acquisition related items Reported net profit 3,287 3,464 3,622 Reported net profit after tax attributable to equity holders of Westpac Group TPS revaluations 8 1 - The TPS hybrid instrument is not fair valued however the economic hedge is fair valued. The mismatch in the timing of income recognition is added back Treasury shares 29 13 13 Earnings on certain Westpac Banking Corporation shares held by Westpac in the wealth business are not recognised under A-IFRS. These are added back as these shares support policyholder liabilities and equity derivative transactions, which are revalued in deriving income Fair value gain/(loss) on economic hedges 57 (36) 46 Unrealised profit/losses on economic hedges: FX hedges on future NZ earnings, FX hedges on fees payable on Government-guaranteed debt, accrual accounted term funding transactions and credit spread movements on certain long term debt issuances are reversed as they may create a material timing difference on reported earnings in the current period, which does not affect Cash Earnings over the life of the hedge Ineffective hedges (23) 3 17 The gain/loss on qualified hedge ineffectiveness is reversed because the gain/loss from fair value movements reverses over time Buyback of government guaranteed debt 43 - (30) The Group has bought back portions of its government guaranteed debt, which reduced the government fees on that debt, currently 70bps. The benefit/(charge) is being amortised over the original term of the debt that was bought back. This has been treated as a Cash Earnings adjustment as the economic benefit of ceasing to pay the government guarantee fee cannot be recognised Merger & acquisition related items Amortisation of intangible assets 75 75 70 The merger with St.George and the acquisitions of J O Hambro Capital Management and Lloyds resulted in the recognition of identifiable intangible assets. These assets include intangibles related to core deposits, customer relationships, management contracts and distribution relationships. These intangible items are amortised over their useful lives, ranging between 4 and 20 years. The amortisation of intangible assets (excluding capitalised software) is a Cash Earnings adjustment because it is a noncash flow item and does not reflect cash distribution available to shareholders Fair value amortisation of financial instruments 32 35 9 The unwind of the merger accounting adjustments associated with the fair valuing of St.George retail bank loans, deposits, wholesale funding and associated hedges. Given these are not considered in determining dividends they are treated as Cash Earnings adjustments Acquisition transaction and integration expenses - - 25 Transaction and integration costs associated with the acquisition of Capital Finance Australia Ltd and BOS International Australia Ltd incurred have been treated as a Cash Earnings adjustment as they do not impact the earnings expected from the acquired businesses following the integration period Cash Earnings 3,508 3,555 3,772

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Australian Financial Services or AFS Australian Financial Services is responsible for the Westpac Group’s Australian retail banking, business banking and wealth operations. It incorporates WRBB, SGB and BTFG. AFS also includes the product and risk responsibilities for Australian banking Westpac RBB or WRBB Westpac Retail & Business Banking is part of Australian Financial Services division and is responsible for sales and service to consumer, SME, commercial and agribusiness customers (with turnover of up to $100 million) in Australia under the Westpac brand St.George Banking Group or St.George or SGB St.George Banking Group is part of Australian Financial Services division and provides sales and service to consumer, SME and corporate customers (businesses with facilities typically up to $150 million) in Australia under the St.George, BankSA, Bank of Melbourne and RAMS brands BTFG BT Financial Group (Australia) is part of Australian Financial Services division and is the Group’s wealth management business, including operations under the Advance Asset Management, Ascalon, Asgard, BT, BT Investment Management, Licensee Select, and Securitor brands. Also included are the advice, private banking, and insurance operations of Bank of Melbourne, BankSA, St.George and WRBB. BTFG designs, manufactures and distributes financial products that are designed to help customers achieve their financial goals by administering, managing and protecting their assets WIB Westpac Institutional Bank provides a broad range of financial services to commercial, corporate, institutional and government customers with connections to Australia and New Zealand. Operates in key financial centers around the world with a growing presence in Asia Westpac NZ Westpac New Zealand provides a full range of retail and commercial banking and wealth management products and services to consumer, business, and institutional customers throughout New Zealand. New Zealand operates under the Westpac New Zealand, Westpac Institutional Bank, Westpac Life and BT brands in NZ Westpac Pacific Westpac Pacific provides banking services for retail and business in seven Pacific Island Nations GB Group Businesses provides centralised Group functions, including Treasury and Finance Cash Earnings Net profit attributable to equity holders adjusted for the impact of the economic hedges related to TPS, earnings from Treasury shares, fair value gains/losses on economic hedges, ineffective hedges, buyback of government guaranteed debt, the amortisation of certain intangibles in relation to mergers/acquisitions, fair value amortisation of financial instruments, and the transaction and integration expenses in respect to Lloyds acquisition Core earnings Operating profit before income tax and impairment charges AIEA Average interest-earning assets Net interest spread The difference between the average yield on all interest bearing assets and the average rate paid on all interest bearing liabilities Net interest margin Net interest income divided by average interest-earning assets ROTE Return On Average Tangible Equity and is average ordinary equity less average goodwill and other intangible assets (excluding capitalised software) Full-time equivalent employees (FTE) A calculation based on the number of hours worked by full and part-time employees as part of their normal duties. For example, the full-time equivalent of one FTE is 76 hours paid work per fortnight Wealth penetration metrics Data based on Roy Morgan Research, Respondents aged 14+ and 12 month average to March 2014. Wealth penetration is defined as the proportion of Australians who have a Deposit or Transaction Account, Mortgage, Personal Lending or Major Card with a Banking Group and also have Managed Investments, Superannuation or Insurance with the same Banking Group WRBB includes Bank of Melbourne (until Jul 2011), BT, Bankers Trust, BT Financial Group, Challenge Bank, RAMS (until Dec 2011), Rothschild, and Westpac St.George includes Advance Bank, Asgard, BankSA, Bank of Melbourne (from Aug 2011), Dragondirect, Sealcorp, St.George and RAMS (from Jan 2012) Westpac Group includes Bank of Melbourne, BT, Bankers Trust, BT Financial Group, Challenge Bank, RAMS, Rothschild, Westpac, Advance Bank, Asgard, BankSA, Barclays, Dragondirect, Sealcorp and St.George ‘Majors includes: ANZ Group, CBA Group, NAB Group, WRBB and St.George’ Appendix 2: Definitions 134 Westpac’s business units Financial performance

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Products per customer Roy Morgan Research, Products Per Customer, Total Banking & Finance (incl Work Based Super) customers aged 18+, 6 month rolling average, March 2014. WRBB refers to Westpac Group (excl STG) and SGB refers to St.George Banking Group. Note that Westpac Group (excl St George Group) includes: Westpac; Bankers Trust; BT; BT Financial Group; RAMS (until Dec 11); Rothschild; Challenge Bank; Bank of Melbourne (to July 11). Note that St George Group includes: Advance (Managed Investment and Superannuation only); Asgard; Bank of Melbourne (from Aug 11); BankSA; RAMS (from Jan 12); Sealcorp; St.George Bank; and Dragondirect MyBank customer A MyBank customer is one where we have their quality transaction account (they are active; have salary credit; and/or have multiple regular deposits) and they do multiple transactions per month; and we meet at least 2 out of 5 of their following needs: (a) long term borrowing; (b) short term borrowing; (c) savings and investment; (d) protection; and (e) wealth Customers with wealth products (%) Number of customers who have managed investments or superannuation with Westpact NZ as a proportion of the total active customers in Westpac NZ Retail, Private and Business Bank. Risk Weighted Assets or RWA Assets (both on and off-balance sheet) of Westpac are assigned within a certain category. Amounts included in these categories are multiplied by a risk weighting and the resulting weighted values are added together to arrive at total risk weighted assets NCI Non-controlling interests Capital ratios As defined by APRA (unless stated otherwise) TCE Total committed exposures Stressed loans Stressed loans are the total of Watchlist and Substandard, 90 days past due well secured and impaired assets Impaired assets Impaired assets can be classified as 1. Non-accrual assets: Exposures with individually assessed impairment provisions held against them, excluding restructured loans 2. Restructured assets: exposures where the original contractual terms have been formally modified to provide concessions of interest or principal for reasons related to the financial difficulties of the customer 3. 90 days past due (and not well secured): exposures where contractual payments are 90 days or more in arrears and not well secured 4. other assets acquired through security enforcement 5. any other assets where the full collection of interest and principal is in doubt 90 days past due - well secured A loan facility where payments of interest and/or principal are 90 or more calendar days past due and the value of the security is sufficient to cover the repayment of all principal and interest amounts due, and interest is being taken to profit on an accrual basis Watchlist and substandard Loan facilities where customers are experiencing operating weakness and financial difficulty but are not expected to incur loss of interest or principal Individually assessed provisions or IAPs Provisions raised for losses that have already been incurred on loans that are known to be impaired and are individually significant. The estimated losses on these impaired loans is based on expected future cash flows discounted to their present value and as this discount unwinds, interest will be recognised in the statement of financial performance Collectively assessed provisions or CAPs Loans not found to be individually impaired or significant will be collectively assessed in pools of similar assets with similar risk characteristics. The size of the provision is an estimate of the losses already incurred and will be estimated on the basis of historical loss experience of assets with credit characteristics similar to those in the collective pool. The historical loss experience will be adjusted based on current observable data Appendix 2: Definitions (continued) 135 Financial performance (cont.) Asset quality Capital

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Andrew Bowden Leigh Short Head of Investor Relations Senior Manager +61 2 8253 4008 +61 2 8253 1667 andrewbowden@westpac.com.au lshort@westpac.com.au Jacqueline Boddy Louise Coughlan Director Director (Rating Agencies) +61 2 8253 3133 +61 2 8254 0549 jboddy@westpac.com.au lcoughlan@westpac.com.au www.westpac.com.au/investorcentre click on ‘Analysts’ Centre’ • Annual reports • Presentations and webcasts • 5 year financial summary • Prior financial results Rebecca Plackett Manager +61 2 8253 6556 rplackett@westpac.com.au or email: investorrelations@westpac.com.au Investor Relations Team 136 Equity Investor Relations For further information on Westpac Debt Investor Relations Retail Shareholder Investor Relations

Westpac Group First Half 2014 Presentation & Investor Discussion Pack | May 2014 11.90 11.90 0.0 4.28 3.79 3.79 4.28 Disclaimer The material contained in this presentation is intended to be general background information on Westpac Banking Corporation (Westpac) and its activities. The information is supplied in summary form and is therefore not necessarily complete. It is not intended that it be relied upon as advice to investors or potential investors, who should consider seeking independent professional advice depending upon their specific investment objectives, financial situation or particular needs. The material contained in this presentation may include information derived from publicly available sources that have not been independently verified. No representation or warranty is made as to the accuracy, completeness or reliability of the information. All amounts are in Australian dollars unless otherwise indicated. Unless otherwise noted, financial information in this presentation is presented on a Cash Earnings basis. Cash Earnings is a non-GAAP measure. Refer to Westpac First Half 2014 Results (incorporating the requirements of Appendix 4D) for the half year ended 31 March 2014 available at www.westpac.com.au for details of the basis of preparation of Cash Earnings. Refer to slides 33 for an explanation of Cash Earnings and Appendix 1 slide 113 for a reconciliation of reported net profit to Cash Earnings. This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 21E of the US Securities Exchange Act of 1934. Forward-looking statements are statements about matters that are not historical facts. Forward-looking statements include statements regarding our intent, belief or current expectations with respect to our business and operations, market conditions, results of operations and financial condition, including, without limitation, future loan loss provisions, indicative drivers, forecasted economic indicators and performance metric outcomes. We use words such as ‘will’, ‘may’, ‘expect’, 'indicative', ‘intend’, ‘seek’, ‘would’, ‘should’, ‘could’, ‘continue’, ‘plan’, ‘probability’, ‘risk’, ‘forecast’, ‘likely’, ‘estimate’, ‘anticipate’, ‘believe’, or similar words to identify forward-looking statements. These forward-looking statements reflect our current views with respect to future events and have been made based upon management’s expectations and beliefs concerning future developments and their potential effect upon us. There can be no assurance that future developments will be in accordance with our expectations or that the effect of future developments on us will be those anticipated. Actual results may differ materially from those which we expect, depending on the outcome of various factors. Factors that may impact on the forward-looking statements made include those described in the Director’s report in the section titled ‘Risk factors' in Westpac’s Interim Financial Report for the half year ended 31 March 2014 available at www.westpac.com.au. When relying on forward-looking statements to make decisions with respect to us, investors and others should carefully consider such factors and other uncertainties and events. We are under no obligation to update any forward-looking statements contained in this presentation. 137